UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1: Report to Shareholders

Parnassus Funds Annual Report

December 31, 2019

Parnassus FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.parnassus.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-999-3505 or by sending an email request to shareholder@parnassus.com.

You may elect to receive all future reports in paper copies free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-999-3505 or send an email request to shareholder@parnassus.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper copies of reports will apply to all funds held in your account if you invest through your financial intermediary.

This report must be preceded or accompanied by a current fund prospectus.

Annual Report • 2019

February 7, 2020

Dear Shareholder,

2019 was a terrific year for stocks, with the S&P 500 Index and the Russell Midcap Index both gaining more than 30%. The year capped off an incredible decade for equities, which saw the S&P 500 return better than 250%, a rally that would have grown an initial investment of $10,000 to just over $35,000. Technology stocks have been the biggest winners, as seen by the performance of the Nasdaq Composite Index. This tech-heavy benchmark has blown away the more diversified S&P 500 of late, with cumulative returns of 340% and 37% for the past ten years and 2019, respectively.

Our best performing fund for 2019, the Parnassus Endeavor Fund, was also our strongest performer for the 2010s. For both periods, the Fund’s return exceeded that of its primary benchmark, the S&P 500. Lead portfolio manager, Jerry Dodson, has been at the helm of the Parnassus Endeavor Fund since its inception in 2005, and he’s been assisted by co-portfolio manager, Billy Hwan, since 2018. Please see the following pages for more detailed information regarding each fund’s performance and the risks associated with investing in the Funds.

In addition to leading the Parnassus Endeavor Fund portfolio management team, Jerry Dodson is also the Chairman and Founder of Parnassus Investments. The firm just recently turned 35, and in honor of this birthday, I’d like to share some insight from Jerry’s first shareholder letter, written in April of 1985. In it, he discusses an “error of judgment” that led him to purchase shares of discount airline People’s Express based on its exceptional workplace characteristics. The mistake Jerry admits to was “invest(ing) in a company because of its social aspects without fully considering business operations or financial implications.” Jerry goes on to state that this “illustrates a mistake commonly made by ‘pure’ social investment funds,” and that this “is the main reason why equity social investment funds have not done well over the years.”

Three and a half decades have passed since Jerry launched the Parnassus Funds on the idea that there doesn’t have to be a compromise between following one’s principles and enjoying strong financial results. As for doing well over the years, Parnassus’ total assets under management when Jerry mistakenly invested in People’s Express were just under $500,000. As of this writing, this number has grown to over $30 billion. This success demonstrates that mistakes are fuel for growth, so long as one has the humility and temperament to learn from them.

Thank you for investing with the Parnassus Funds.

Yours truly,

Benjamin E. Allen

President and CEO

Annual Report • 2019

Parnassus Fund

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of December 31, 2019, the net asset value (“NAV”) of the Parnassus Fund – Investor Shares was $50.47. After taking dividends into account, the total return for the year was a gain of 29.82%. This compares to an increase of 31.49% for the S&P 500 Index (“S&P 500”) and a gain of 28.32% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performance of the Parnassus Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended December 31, 2019.

Parnassus Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fund – Investor Shares	29.82	10.80	9.12	12.78	0.85	0.85

Parnassus Fund – Institutional Shares	29.98	10.97	9.27	12.85	0.69	0.69

S&P 500 Index	31.49	15.27	11.70	13.56	NA	NA

Lipper Multi-Cap Core Funds Average	28.32	12.42	8.91	11.38	NA	NA

* For this report, we will quote total return to the portfolio, which includes price change and dividends.

The average annual total return for the Parnassus Fund – Institutional Shares from commencement (April 30, 2015) was 9.31%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Year in Review

The Parnassus Fund gained 29.82% on the year, trailing the S&P 500 by 167 basis points. (One basis point is 1/100th of one percent.) Sector allocations had a positive impact on our relative performance, with the most meaningful contributors being our zero-weighting of the energy sector, the worst performing sector in 2019, and our overweight in the information technology sector, which was the best performing sector. However, our sector allocation was partially offset by the drag from our cash position. Even though our cash position averaged only 2.5% during the year, the market’s relentless rise caused it to subtract 106 basis points from our relative performance. Poor stock selection this year detracted from our performance as well.

Our worst performer was private-label credit card issuer Alliance Data Systems, which cut 76 basis points from the Fund’s return, as the stock’s total return was negative 23.8%.* Alliance Data sold its Epsilon marketing segment and received $3.5 billion of net proceeds, well below the $5 billion investors were expecting. Then, the company reduced its 2019 earnings guidance by 25% due to the Epsilon sale, mark-downs on the sale of non-core loan portfolios and slower-than-expected core loan growth. Due to this tumult, shareholders then endured two CEO changes. Now that Alliance Data has shed its low-growth marketing segment and pruned its credit card portfolio to focus on faster-growing merchants, we expect earnings to bounce higher in 2020. Incoming CEO Ralph Andretta hails from Citigroup, the world’s largest credit card issuer, and his fresh perspective will be welcomed. With the stock trading at a historically low valuation of 5x expected 2020 earnings, we believe the set-up is very favorable.

Auto insurer Progressive subtracted 30 basis points from the Fund’s return, as its total return was negative 9.5% from our purchase price. The stock fell as the company’s underwriting loss rate increased due to rising medical and legal accident costs. Insurance is a cyclical industry, and Progressive’s peers are experiencing the same

Annual Report • 2019

trends. We expect industry-wide pricing to increase to recoup the higher costs, increasing Progressive’s earnings. The second order impact is that many consumers will shop for a new policy upon receiving a higher bill, which plays into Progressive’s strength as their data-based pricing algorithms and telematics allow them to identify the safest drivers and offer them the lowest rates. We expect Progressive’s new policy growth will accelerate in a rising price environment, which would provide further upside to earnings.

Industrial conglomerate 3M reduced the Fund’s performance by 12 basis points, as the total return to our average selling price was negative 9.7%. We sold the stock during the second quarter, after the company reported weak quarterly earnings and significantly reduced its financial guidance for the full year, due to a slowdown in China and its automotive and electronics businesses. As we re-evaluated our investment, we became concerned that more aggressive restructuring may be required to improve the company’s performance. We were also worried that 3M’s environmental liabilities for its historical production of per- and poly-fluorinated substances (PFAS) could be significant, so we exited our position.

Our biggest winner in 2019 was Thomson Reuters. Thomson Reuters provides information and data for legal, tax and accounting professionals. The stock generated a total return of 51.6% and contributed 223 basis points to the Fund’s return. Revenue growth accelerated thanks to the company’s new Westlaw Edge legal research software, which combines state-of-the-art artificial intelligence with the industry’s most comprehensive collection of legal information. The company also announced the sale of Refinitiv, its financial-segment partnership with Blackstone, to the London Stock Exchange for $27 billion.

Cadence Design Systems, which provides tools for designing semiconductors, boosted the Fund’s return by 199 basis points as the stock’s total return was 59.5%. The company had an outstanding year, expanding its customer base and innovating to create new applications for its products in emerging technologies.

Motorola Solutions, the largest provider of mission-critical communications solutions, added 180 basis points to the Fund’s return, as its total return was 42.2%. The stock jumped to begin the year after the company provided an EPS target of $10 in 2021, which was 12% higher than investors’ expectations. The shares continued to move higher as the company’s quarterly financial results consistently beat expectations. Motorola’s dominant land mobile radio business is a ballast for its product portfolio, while its software, services and video offerings are growing rapidly as customers are attracted to Motorola’s integrated, cost-effective and innovative products.

Parnassus Fund

As of December 31, 2019

(Percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Annual Report • 2019

Top 10 Equity Holdings
(percentage of net assets)

Microsoft Corp.	5.4%

Thomson Reuters Corp.	4.0%

Mondelez International Inc., Class A	3.9%

Alphabet Inc., Class A	3.6%

Cerner Corp.	3.2%

Dentsply Sirona Inc.	3.2%

Alliance Data Systems Corp.	3.2%

NVIDIA Corp.	3.1%

CVS Health Corp.	3.1%

Linde plc	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

What a difference 12 months makes! After posting a negative return in 2018 and ending the year with a vicious 20% drop, the S&P 500 generated a 31.49% return in 2019–its best year since 2013. This marks the sixth time in the past eight years that the market has generated a double-digit return. Three main factors contributed to the market’s banner year. Accommodative monetary policy bolstered stocks, as the Federal Reserve cut interest rates three times. Economic data also came in better than initially feared, as the unemployment rate remained solidly below 4%, consumer spending was robust and 2019 GDP is expected to grow 2.3%. Finally, despite back-and-forth negotiations throughout the year, the market rallied by 9.07% in the fourth quarter as the U.S. and China came together and announced that they will sign a Phase 1 trade deal in January.

According to Evercore ISI, the S&P 500 has now increased by 29% or more in seven years since 1950. After the prior six occasions, the S&P 500 rose again the following year. So, history suggests the market could rise again in 2020. While that sounds promising and the U.S. economy appears to be on stable footing, we’re concerned that expectations heading into the year are considerably higher than they’ve been in the past. In fact, at 18x forward earnings estimates, the market’s valuation is near its highest level in the past 15 years. Earnings growth was roughly flat in 2019, so it was higher valuations that lifted the market. We expect that earnings growth, rather than multiple expansion, will be the key driver for the market’s move in 2020. As a result, we’ve been focused on investing in high-quality businesses that should grow earnings at a strong clip.

Value on December 31, 2019

of $10,000 invested on December 31, 2009

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

We were able to identify two such companies during the fourth quarter. We invested in V.F. Corporation, the maker of dominant brands such as The North Face, Vans and Timberland, after the stock sank following an earnings miss. The company spun off its lower-growth jeans business earlier in the year. We like the fact that management is focused on accelerating growth at their key brands by selling directly to consumers, rather than through wholesalers, and by expanding overseas. V.F. Corporation has a long runway to expand margins, so we’re excited we had an opportunity to add it to our portfolio.

We also added Morningstar, a dominant provider of financial research. The business is becoming increasingly relevant in the asset management industry due to their independent research and deep data sets. Morningstar has grown its sales organically at an impressive high single-digit clip since its IPO in 2005, and we think this can continue for the foreseeable future. The stock has also historically outperformed during market downturns due to its recurring, license-based revenue. We like the fact that this investment should offer strong growth while providing potential protection if there’s a drop in the market.

We sold two stocks during the fourth quarter to make room for these new positions. We exited Monolithic Power Systems due to our concern that their inventory levels were elevated and because we felt that other holdings in the portfolio offered similar exposure with less risk. We also sold New York–based Signature Bank because we believe their expansion into new markets will cause expenses to grow faster than revenue, thereby reducing profitability.

Annual Report • 2019

Given the strong move in the market in 2019, our portfolio at year-end has a somewhat defensive posture. We’re underweight highly cyclical sectors such as consumer discretionary and financials, while we’re overweight health care and real estate, which have historically been more defensive. Nevertheless, our portfolio consists of innovative industry leaders which, we feel should enable us to perform well if the market continues to increase.

Our focus for 2020 remains the same as it’s always been: invest in competitively advantaged, socially responsible businesses that are increasingly relevant and that trade at attractive prices. It’s been a profitable strategy for us in the past, and we expect it will remain so in the future.

Thank you for your investment in the Parnassus Fund.

Yours truly,

Robert J. Klaber

Portfolio Manager

Ian E. Sexsmith

Portfolio Manager

Annual Report • 2019

Parnassus Core Equity Fund

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2019, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares was $47.03. After taking dividends into account, the total return for the year was a gain of 30.69%. This compares to a return of 31.49% for the S&P 500 Index (“S&P 500”) and a gain of 24.40% for the Lipper Equity Income Funds Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods. We are pleased to report that the Fund outperformed the Lipper average for all periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund – Investor Shares	30.69	15.00	10.80	12.75	0.87	0.87

Parnassus Core Equity Fund – Institutional Shares	30.96	15.24	11.03	12.97	0.63	0.63

S&P 500 Index	31.49	15.27	11.70	13.56	NA	NA

Lipper Equity Income Funds Average	24.40	10.13	8.05	10.70	NA	NA

* For this report, we will quote total return to the portfolio, which includes price change and dividends.

The average annual total return for the Parnassus Core Equity Fund – Institutional Shares from commencement (April 28, 2006) was 10.96%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Year in Review

We are pleased that the Parnassus Core Equity Fund – Investor Shares had a total return of 30.69% in 2019, which represents 97% of the 31.49% gain for the S&P 500. Overall, sector allocation had a slightly negative effect. Our overweight positions in two underperforming sectors, consumer staples and materials, were the biggest headwinds.

As for individual stocks, there were two significant losers in 2019. Transportation provider FedEx reduced the Fund’s performance by 84 basis points (One basis point is 1/100th of one percent), as its total return from our average cost was negative 17.4%.* The stock fell because the expectation for the company’s current fiscal-year earnings dropped by a shocking 30%. FedEx’s earnings suffered as the company ended its relationship with Amazon, underestimated the cost to rollout seven-day shipping, and lost market share in Europe. At the same time, falling global air freight volumes, caused by the U.S.-China trade dispute, reduced the company’s highest incremental margin business. Despite these challenges, we’re holding on to our shares. We believe the upside for the stock will be significant, as management resolves its company-specific issues and global air freight volumes improve from their worst year since 2009.

Industrial conglomerate 3M reduced the Fund’s 2019 performance by 21 basis points, as the total return to our average selling price was negative 12.13%. We sold the stock during the second quarter, after the company reported weak earnings and significantly reduced its guidance for the full-year earnings. As we

Annual Report • 2019

re-evaluated our investment, we became concerned that more aggressive restructuring may be required to improve the company’s performance. We were also concerned that 3M’s environmental liabilities related to its historical production of per- and poly-fluorinated substances (PFAS) could be significant.

The Fund had four stocks that rose at least 50% in 2019, each adding more than 190 basis points to the annual return. Microsoft, the leading business productivity software and cloud computing provider, was the biggest winner, with a gain of 57.6% and a 228 basis point boost to the Fund’s return. Microsoft’s stock moved higher as the company beat earnings expectations for the past three quarters by more than 10%. Even with high expectations and positive investor sentiment, the company continued to outperform by executing well across some of the largest, fastest-growing markets in enterprise software. Microsoft’s Commercial Cloud business, which includes Office 365 and Azure, exhibited strong growth. Microsoft Azure is gaining market share and technical validation, and the company remains in the early innings of capturing the cloud computing opportunity.

Our investments in leading electric design automation (“EDA”) companies Cadence Design Systems and Synopsys together contributed 395 basis points to the Fund’s return. Cadence added 200 basis points to the Fund’s return with a 59.5% gain, while Synopsys climbed 65.2% and contributed 195 basis points. These companies provide tools for designing semiconductors. Several broad-based factors are supporting EDA industry growth, including increased demand from traditional semiconductor companies and diversification into new markets. Demand for EDA companies’ software and hardware solutions is accelerating as their customers continue to design increasingly complex chips and devices.

Mastercard, the global payments network company, added 191 basis points to the Fund’s return with a 59.2% gain for the stock. Mastercard’s stock increased as the company beat earnings expectations in every quarter of 2019. Management also made strategic acquisitions and positioned the company to capture new payment flows. The stock should continue to do well over time as the company benefits from the transition from cash to cashless payments.

Parnassus Core Equity Fund

As of December 31, 2019

(Percentage of net assets)

Annual Report • 2019

Top 10 Equity Holdings
(percentage of net assets)

Microsoft Corp.	6.3%

The Walt Disney Co.	4.9%

Danaher Corp.	3.6%

Verizon Communications Inc.	3.5%

American Express Co.	3.3%

CME Group Inc.	3.3%

Costco Wholesale Corp.	3.2%

Linde plc	3.2%

The Clorox Company	3.2%

Bank of America Corp.	3.2%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The S&P 500 bull market will celebrate its 11th anniversary in 2020, making it the longest bull market since 1900. Low interest rates from the Federal Reserve and the emergence of a trade truce will likely keep investors upbeat about the market in the near-term. However, the recent rebound in global growth looks more cyclical than secular to us. We think high valuations combined with expected moderate revenue and earnings growth have caused elevated downside risk for stocks in 2020.

Nearly 80% of 2019’s equity performance was driven by multiple expansion, as profit growth was generally subdued. In fact, earnings growth remained elusive for the past three quarters, and this trend was even worse for small-and mid-cap companies. One of the key downside risks to earnings comes from margin pressures, with potential headwinds from renewed trade tariffs, rising input costs and bipartisan support for new regulations on U.S. tech companies, where profit margins are particularly high.

As a result, the Fund is more defensively positioned heading into 2020 than it was a year ago. While the Fund has significant exposure to the technology sector (approximately 20% of the portfolio), we are underweight relative to the S&P 500. Within the technology sector, the Fund has low exposure to hardware and semiconductors because they seem fully valued after significant gains in 2019. In contrast, the Fund is overweight software companies like Microsoft, Cadence and Synopsys, which have benefited from growth in cloud computing, analytics and chip design complexity.

Value on December 31, 2019

of $10,000 invested on December 31, 2009

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund is underweight the consumer discretionary and financials sectors. We don’t own Amazon.com, by far the index’s largest weighted stock in the consumer discretionary sector, due to its high valuation. In financial services, the Fund’s exposure is mostly in disruptive and growth-oriented companies such as American Express, Charles Schwab and CME Group. We also have a significant investment in Bank of America, because of its relatively conservative lending approach and attractive valuation.

Moving to health care, the Fund is underweight mainly due to having no exposure in the pharmaceutical sector. We are concerned that drug pricing will remain under scrutiny, and at the same time we believe the overall return on investment for drug development will continue to decline. Our largest position in the sector is Danaher, a diversified holding company with attractive diagnostics and analytics franchises.

Rounding out our underweight sectors, the Fund does not own any energy companies due to our fossil-fuel free mandate. We are pleased that the Fund’s carbon emissions are 49% less than that of the S&P 500, as measured by the portfolio on July 31, 2019. This is important given the potential long-term cost of externalities related to climate change. Additionally, we have no exposure to the utilities sector due to high valuations.

The Fund’s largest overweight sector is consumer staples. Our largest investment in the sector is retail titan Costco, which has a best-in-class cost structure and a valuable membership base. We also have significant exposure to food company Mondelez and high-quality household products companies Clorox

Annual Report • 2019

and P&G. We believe these holdings offer an attractive combination of growth through innovation and stability due to dividends.

We are overweight the industrials and materials sectors with two major themes. First, we have significant investments in competitively advantaged, recurring revenue businesses like Waste Management, Verisk Analytics and Linde. Second, the Fund has positions in cyclical businesses like Federal Express and John Deere, which have low expectations and valuations entering 2020, but still maintain solid long-term business prospects.

Finally, the Fund is now overweight the communications services sector. Disney, which was a strong performer in 2019, is our largest investment in the sector. During the fourth quarter, we added Verizon and Comcast to the portfolio.

Verizon is the country’s largest wireless carrier, and has a leading brand due to its superior network. The company’s massive network represents a high barrier to entry, while its long-term relevancy appears solid due to growing mobile data consumption. Verizon’s valuation is attractive at 12x next year’s earnings. It also currently offers a compelling 4% dividend yield, which is supported by strong cash flows and a solid balance sheet.

Comcast is a best-in-class cable company that also owns media assets such as NBC, Sky and Universal

Studios. We think that investors are overly focused on the threats to Comcast’s media segments. Specifically, the company’s broadcast assets are experiencing weakness due to cord cutting. At the same time, Comcast plans to spend at least $2 billion over the next two years on Peacock, its direct-to-consumer (“DTC”) streaming business. On the positive side, Comcast’s crown-jewel cable business generates almost 53% of the overall company’s revenues and over 71% of earnings before interest, taxes, depreciation and amortization (“EBITDA”). We think the cable business is a very attractive and valuable franchise, and since it represents such a large proportion of the company’s overall value, we’re willing to accept the risks associated with the media assets.

Thank you for your confidence and investment in the Parnassus Core Equity Fund.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Annual Report • 2019

Parnassus Endeavor Fund

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of December 31, 2019, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $38.18, and after taking dividends into account, the total return for the year was 33.29%. This compares to a gain of 31.49% for the S&P 500 Index (“S&P 500”) and 28.32% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). The Fund had a great year, beating the S&P 500 by almost two percentage points and walloping the Lipper average by almost five percentage points.

This year marked a great comeback for the Parnassus Endeavor Fund. In last year’s annual report at the end of 2018, we wrote, “We’re very disappointed with our performance this year; it’s the first time in the 13-year history of the Fund that we’ve underperformed by such a large margin. Our goal is to do much better in 2019, and we’ll work hard to give you the kind of returns we’ve had throughout most of our history.”

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund – Investor Shares	33.29	11.38	11.61	13.82	0.95	0.95

Parnassus Endeavor Fund – Institutional Shares	33.57	11.62	11.84	13.94	0.72	0.72

S&P 500 Index	31.49	15.27	11.70	13.56	NA	NA

Lipper Multi-Cap Core Funds Average	28.32	12.42	8.91	11.38	NA	NA

* For this report, we will quote total return to the portfolio, which includes price change and dividends.

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 11.88%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

We expected that we’d have a good year in 2019 when we wrote that, but we never dreamed that we would be up more than 30%. At the beginning of the year, the prevailing opinion was very negative about the market after the difficult year in 2018. No one that we know of was predicting gains of 30% for 2019. This year’s performance underlines the futility of market timing. It’s just too difficult to see into the future. At the Parnassus Endeavor Fund, we make no claims about knowing what the market will do in the year ahead.

The only skill we have is being able to make a reasonable estimate of the intrinsic value of a stock. Once we’ve done that, we wait until a stock is selling one-third below its intrinsic value, then we buy. Waiting for a stock to sink that low, we believe, gives us a margin of safety. We hold onto that stock until the price reaches intrinsic value, then we sell. That sums up the strategy of the Parnassus Endeavor Fund.

Below is a table comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average for the past one-, three-, five- and ten-year periods.

Company Analysis

As you might expect, there were a lot of stocks that did well last year. 11 of them contributed 100 basis points or more to the Fund’s return. (One basis point is 1/100th of one percent.) There were no stocks that sliced more than 100 basis points off the Fund’s return.

The one that hurt us the most cut 99 basis points off the Fund’s return. This stock was Regeneron Pharmaceuticals, which is a very interesting case. The stock actually went

Annual Report • 2019

up during the year from our cost of $335 to $375 by the end of the year. What caused the loss was a sale of a lot of our shares at an average price of $315. The stock hit a low of $277 in September, and we became very discouraged about the prospects for the company. By the time it traded up to $315, we started selling, happy that it had gained quite bit from the low point of $277. As it turned out, we should have held on longer. Most of the time we have more patience with our stocks, and that’s why our long-term performance has been excellent. We’re taking the case of Regeneron as a cautionary tale and as a reminder not to act too quickly.

Regeneron is a biotechnology company that focuses on treatments for the eye, heart diseases, cancer and inflammation. Its blockbuster drug, Eyelea, faces pressure from a competing drug by Novartis, as well as a loss of patent exclusivity in 2023. The stock raced higher in the fourth quarter after a strong commercial launch and expanded indications for Dupixent, Regeneron’s drug for adolescent eczema.

Now let’s turn to the winners. The four best-performing stocks in the portfolio were all related to semiconductors. There’s a lot of irony in this situation, since sales declined and earnings dropped for the industry. Why would stocks with declining sales and earnings do so well? The answer is that the stock market is a discounting mechanism, so the present value of a stock is based on future expectations. In some ways, it’s like a chess game, where you have to be five moves ahead of your opponent. If I (Jerry) ever played Magnus Carlsen in a game of chess, he would undoubtedly have me check-mated in five moves. However, I think I could beat him in a stock-picking contest, because I know the industry and know how the stocks move related to their fundamentals.

Getting back to semiconductors, we believe the outlook for 2020 is pretty good – especially in the second half — according to industry participants. That drove the stocks higher in 2019. However, when we bought most of these stocks in late 2018, the outlook was not good. Firms had just had a good year, but expectations were for difficult times ahead. The stocks were selling at cyclical lows when we invested.

Our biggest winner was Applied Materials, a leading maker of equipment used to manufacture semiconductors. The stock contributed 524 basis points to the Fund’s return, as the stock rose from

$32.74 to $61.04 for a total return of 89.9%.* Companies making semiconductors ordered more equipment as demand picked up.

Parnassus Endeavor Fund

As of December 31, 2019

(Percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Annual Report • 2019

Top 10 Equity Holdings
(percentage of net assets)

Micron Technology Inc.	9.0%

Applied Materials Inc.	8.4%

Lam Research Corp.	6.8%

Charles Schwab Corp.	6.1%

Cisco Systems Inc.	5.2%

The Gap Inc.	4.7%

Gilead Sciences Inc.	4.4%

Hanesbrands Inc.	4.1%

Perrigo Co. plc	4.0%

Cummins Inc.	3.7%

Portfolio characteristics and holdings are subject to change periodically.

Next was Lam Research, a competitor to Applied, which added 518 basis points to the Fund’s return, as the stock rose from $136 to $292 for a 119.3% total return. Despite the weak market for memory chips, Lam grew its installed base of machines, suggesting that demand for equipment had bounced off the bottom. Strong demand for semiconductor equipment in China, and an expected upswing in the memory chips market helped Lam.

Micron Technology added 421 basis points to the Fund’s return, as its stock climbed from $31.73 to $53.78 for a total return of 69.5%. The company makes memory semiconductors used in PCs, smartphones and data servers. Despite more supply than demand for chips last year, the stock did well due to the recovering server market, stabilizing pricing for memory chips and the industry’s efforts to limit capacity. Management has indicated that 2020 should be an inflection point with high teens growth in sales, led by demand for enterprise uses and the cloud, as well as long-term data-center demand and IOT (Internet of Things) trends.

NVIDIA Corporation added 291 basis points to the Fund’s performance, as its stock rose from $134 to $235 for a total return of 77.0%. The company started the year down over 50% from its recent highs, after the cryptocurrency bubble burst and management was forced to lower their financial targets. As the year progressed, NVIDIA exceeded earnings expectations and the company introduced new products. We believe in NVIDIA’s widening moat as demand for artificial intelligence chips continues to accelerate.

Value on December 31, 2019

of $10,000 invested on December 31, 2009

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Biopharmaceutical company Celgene boosted the Fund’s return by 257 basis points, as its stock jumped from $64.09 to our sale price of $92.45, for a total return of 50.6%. The company develops therapies that treat blood cancer and inflammatory diseases. Celgene’s stock price spiked when pharma giant Bristol Meyers announced plans to acquire Celgene for $74 billion, or about $102 per share, in cash and stock. The move helps Celgene diversify its existing drug pipeline and pools the combined company’s R&D resources. Though some of Bristol’s shareholders initially opposed the deal, Celgene’s stock got another boost when major proxy advisory firms effectively sealed the deal by coming out in favor of the combination.

Cummins, a leading maker of diesel engines, added 179 basis points to the Fund’s return. Its stock rose from $134 to $179, for a total return of 38.1%. Although total orders for Class 8 trucks fell during the year, the company’s profits grew due to an increase in off-highway sales and lower warranty charges. We believe Cummins has the financial strength to invest through the cycle by continuing to launch new products and services that help improve fuel economy and lower diesel engine emissions.

Toy-manufacturer Mattel added 144 basis points to the Fund’s return, as its stock rose from $9.99 to our average selling price of $12.00 for a total return of 8.5%. The stock rallied to a high of $17.07 to start the year, as Mattel’s sales at the end of 2018 during the all-important holiday season were better than expected and profits increased significantly as a result. The stock gave back some of these gains after the company’s

Annual Report • 2019

2019 financial guidance failed to meet investors’ expectations, a reminder that Mattel’s turnaround remains a work in process. We sold our position in May, following the news that more than 30 sleeping infant fatalities had been linked to its Fisher Price Rock ‘n Play Sleepers. After engaging with the company, including the CEO, we found their explanation of Mattel’s product safety oversight to be inadequate to justify our continued investment.

Qualcomm, the leading manufacturer of mobile phone chips, contributed 141 basis points to the Fund’s return, as the stock soared from $56.91 to $88.23 for a total return of 60.7%. The stock saw its biggest one-day jump in nearly 20 years after Qualcomm reached an agreement with Apple to settle all litigation between the two companies worldwide. The years-long dispute centered around what royalties Apple should pay for the chip that powers the Apple iPhone. Ultimately, Apple paid Qualcomm for the chips it received, and further agreed to long-term license and supply contracts. Though Qualcomm’s victory was later tempered by antitrust rulings in the U.S. and EU, we applaud management’s commitment to R&D, and believe the stock has more upside in the years ahead.

Hanesbrands, a leading manufacturer of undergarments and athletic apparel, contributed 131 basis points to the Fund’s return, as its stock rose from $12.53 to $14.85 for a 23.0% total return. Stronger-than-expected performances in the company’s Champion brand and international businesses led management to raise its revenue guidance for fiscal year 2019. The company also used its cash flows to pay down debt to improve its capital structure.

Credit card—issuer American Express boosted the Fund’s return by 110 basis points, as the stock rose from $95.32 to $124.49 for a total return of 32.5%. The shares moved higher throughout the year, as the company delivered industry-leading revenue growth of 8%, while maintaining its strong balance sheet.

Charles Schwab contributed 104 basis points to the Fund’s return, as its stock rose from $41.53 to $47.56 for a total return of 16.4%. The return on our average cost, however, was significantly higher at 52.4%. How is this possible, you may ask? In October, Schwab shocked the market by eliminating trading fees, causing its stock to fall sharply to a low of $35.10 as investors fretted over the lost profits. We added to our position after the drop, because we believed that eliminating trading fees would improve Schwab’s competitive position and highlight its diversified earnings model. Sure enough, Schwab took advantage of its enhanced competitive position faster than even we expected, when it announced in November that it would acquire competitor TD Ameritrade for $26 billion. The stock rallied to end the year, as investors celebrated the anticipated 15% to 20% earnings accretion from the acquisition.

Outlook and Strategy

The Parnassus Endeavor Fund had a great year in 2019, so now we’re thinking about 2020. After last year’s run-up in stocks, the market as a whole, as represented by the S&P 500, is fully valued, and maybe even overvalued. The long-term average for the price/earnings (P/E) ratio* of the S&P 500 is in the range of 17-18, and as of early January, that ratio is 22.0. This does not mean there will necessarily be a big move down in the stock market. Earnings could go much higher, while the market stabilizes, and this would bring down the P/E ratio. It does mean, though, that we may be unlikely to have another big year in the stock market.

Although the market is richly valued, the stocks in the Parnassus Endeavor Fund are not. The P/E ratio of our stocks is only 16.8 compared to 23.0 for the S&P. This doesn’t mean that our stocks won’t go down in a market correction, but we believe it gives us a margin of safety.

Right now, the U.S. economy is strong, and the unemployment rate is very low — in the range of 3.4% to 3.5%. Consumer purchases are very strong, while business investments have dropped off. This probably means that companies are concerned that the economy may slow down.

However, if unemployment stays low, and consumer spending keeps growing, business investment should pick up. Right now, there’s a lot of confidence in the economy.

Of course, the wild card in all of this is Donald Trump and what he will do in relation to China and Iran. As this report is being written, Trump has just ordered a missile attack that killed one of the most important Iranian generals. It’s highly likely that Iran will order some kind of retaliation against American interests. It

Annual Report • 2019

could be a one-time incident or it could escalate into something worse. If it’s the former, it wouldn’t have too much effect on the stock market. However, if it’s the latter, then there would definitely be an impact, and all bets are off.

Right now, it looks like there has been a truce in the trade war with China. There are still many unresolved issues between the two countries, but it appears that there will be negotiations to settle our differences.

Both of these international issues could have an effect on the economy, and of course, they could also have a big impact on the stock market and our investments in the Parnassus Endeavor Fund. The actual effect, though, is impossible to predict.

Because of this, all we can do is focus on individual companies and invest in good stocks when they are out of favor. Right now, we’re happy with the stocks we have picked for the portfolio.

We would like to thank all of you for investing with us in the Parnassus Endeavor Fund.

Yours truly,

Jerome L. Dodson

Lead Portfolio Manager

Billy J. Hwan

Portfolio Manager

* Price/Earnings ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months.

Annual Report • 2019

Parnassus Mid Cap Fund

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of December 31, 2019, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $35.63, and after taking dividends into account, the total return for 2019 was a gain of 28.75%. This compares to 30.54% for the Russell Midcap Index (“Russell”) and 28.32% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core fund followed by Lipper (“Lipper average”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	28.75	11.65	9.88	12.76	1.02	0.99

Parnassus Mid Cap Fund – Institutional Shares	29.02	11.91	10.12	12.89	0.75	0.75

Russell Midcap Index	30.54	12.06	9.33	13.19	NA	NA

Lipper Multi-Cap Core Funds Average	28.32	12.42	8.91	11.38	NA	NA

* For this report, we will quote total return to the portfolio, which includes price change and dividends.

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 10.72%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.77% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2020, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

The Russell Midcap Index posted four consecutive quarterly gains in 2019 for a total return above 30%. Despite generally anemic earnings growth and trade-war noise, investors focused on the Federal Reserve’s easing cycle and generally positive economic news to drive stocks to a record high. This return was the largest since 2013 and caps a record-long bull market for U.S. equities.

The Parnassus Mid Cap Fund – Investor Shares had a 28.75% return, which captured more than 94% of the Russell’s gain. The Fund’s return beat our Lipper peers’ 28.32% gain. The Fund’s year-to-date performance was ahead of the Russell heading into the fourth quarter, but fell behind when the information technology sector, an area where we are defensively positioned, rallied more than 11%. We’re never excited to underperform the market, but considering the Fund’s focus on downside risk, we are tolerant of this high level of upside capture.

From a sector allocation perspective, the Fund benefitted from being underweight relative to the Russell in the energy sector, the worst-performing sector in the benchmark, and being overweight relative to the Russell in the industrials sector, the second-best performing sector in the benchmark. These allocations increased the Fund’s return relative to the Russell by 63 and 23 basis points (One basis point is 1/100th of one percent.), respectively. Our overweight position relative to the Russell in the consumer staples sector hurt the Fund the most, subtracting 34 basis points from the Fund’s return.

The Fund’s weakest performer was National Oilwell Varco, a global supplier of oilfield equipment and technology. The stock subtracted 28 basis points from the Fund’s return, as its total return from our average

Annual Report • 2019

cost was negative 35.9%.* We sold our position in the third quarter after the company reported steep order declines for its oilfield equipment and significantly lower earnings guidance. As we re-evaluated our thesis on the stock, we became concerned about declining relevancy of the company’s products as the global economy continues to decarbonize and shift toward renewable fuel sources and electric transportation. Following our exit of the stock, Parnassus adopted a firmwide fossil fuel free policy, which means that our funds will avoid investing in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels.

Americold Realty Trust, one of the largest cold storage providers, subtracted 17 basis points from the Fund’s return as its total return was negative 6.5%. The company missed earnings estimates in the most recent quarter due to higher-than-expected employee health care costs and new development start-up costs. We view the pullback as temporary and believe the company is uniquely positioned with its mission-critical cold storage assets and multi-year contracts. The company is also positioned as an industry consolidator and has a healthy acquisition pipeline. Coupled with management’s focus on operating efficiency, we believe this should drive durable revenue growth and margin expansion over the long term.

IDACORP, Inc., the largest electric utility in Idaho, subtracted four basis points from the Fund’s return, as its total return was negative 0.9%. Although the company reported stronger-than-expected earnings results, raised its full-year earnings guidance and upped its dividend payout ratio in the fourth quarter of 2019, investors soured on the utility sector, causing IDA’s earnings multiple to contract. Despite the sentiment change, we believe the company has attractive earnings prospects, as it benefits from a favorable regulatory environment, robust pipeline of renewable energy projects and positive demographic trends in Idaho.

Parnassus Mid Cap Fund

As of December 31, 2019

(Percentage of net assets)

Annual Report • 2019

Top 10 Equity Holdings
(percentage of net assets)

US Foods Holding Corp.	4.4%

Hologic Inc.	4.1%

Teleflex Inc.	3.8%

Motorola Solutions Inc.	3.6%

Cerner Corp.	3.4%

Republic Services Inc.	3.3%

Pentair plc	3.2%

Jack Henry & Associates Inc.	3.2%

Trimble Inc.	3.1%

Burlington Stores Inc.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Shifting to our winners, our strongest performer was Motorola Solutions, the largest provider of mission-critical communications solutions. The stock added 185 basis points to the Fund’s return, as its total return was 42.2%. The stock jumped in early 2019 after the company provided an EPS target of $10 in 2021, which was 12% higher than investors’ expectations. The shares continued to move higher as the company’s quarterly financial results consistently beat expectations. Motorola’s dominant land mobile radio business is a ballast for its product portfolio, while its software, services and video offerings are growing rapidly as customers are attracted by Motorola’s integrated, cost-effective and innovative product offerings.

Leading medical device manufacturer Teleflex added 174 basis points to the Fund’s return, as its total return was 46.3%. The stock rose early in 2019, as the company saw stronger-than-expected demand for its leading, non-invasive UroLift solution for benign prostatic hyperplasia and its portfolio of minimally invasive products for coronary and peripheral vascular diseases. Sales momentum continued throughout the year, driven by the strength of recent acquisitions in the vascular and urology segments and robust international demand. Investors became more bullish on the stock after the company raised its revenue outlook in the third quarter to 7.5-8.0% from its annual guidance of 6.0-7.0% at the beginning of the year. We remain excited about the company’s long-term prospects, as it benefits from increasing adoption of its urology and vascular products, additional margin expansion and strong free cash flow generation.

Value on December 31, 2019

of $10,000 invested on December 31, 2009

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Our third big winner was Fiserv, a leading provider of financial services technology and core processing software used by banks. The stock added 131 basis points to the Fund’s return, as the total return from our average cost of its shares was 84.2%. The stock rose early in the year after management provided a positive earnings outlook, driven by strong demand for its core systems, digital offerings and peer-to-peer payment solutions. Investors became even more bullish mid-year after the company completed its merger with First Data Corporation. After enjoying gains resulting from the transaction, we exited the stock in the third quarter as Fiserv’s market capitalization rose above $70 billion following the deal closure.

Outlook and Strategy

The Russell’s bull run is just a few months away from celebrating its 11th anniversary. This is the longest bull market in many decades. On the positive side, the domestic economy is still healthy by most measures, inflation remains in check, the global economy is showing signs of life, a trade truce could be on the horizon and the Fed’s accommodative policy is giving investor’s comfort. However, uncertainty related to international and domestic political and economic conflicts, economic concerns in China, rising consumer and corporate debt in the U.S., a growing federal budget deficit and slowing corporate earnings growth temper our optimism.

One of our larger concerns is stock valuation. At year end, the Russell traded at more than 18 times forward earnings estimates, a materially higher multiple than the 20-year average of 16 times. Further, much of the

Annual Report • 2019

rise in stock prices during the past year was driven by multiple expansion rather than earnings growth. It’s difficult to predict whether this issue, as well as the concerns mentioned above, will result in a significant market correction, but we believe the market’s downside risk has increased. As a result, we remain focused on our strategy of owning a collection of high-quality businesses that we believe offer longer-term asymmetric risk-reward opportunities.

The Fund is defensively positioned heading into 2020. We are underweight relative to the Russell in the consumer discretionary, financials, materials and information technology sectors, which we feel are likely to underperform in a market correction.

We are overweight relative to the Russell in the consumer staples, health care and real estate sectors, which should prove to be resilient in a market sell-off. We are overweight relative to the Russell in the generally cyclical industrials sector, but as discussed in the past, many of our positions in this area are less-cyclical business service-style companies. Positions such as Republic Services and Verisk Analytics serve as a portfolio ballast, because these companies provide mission-critical services that are supported by significant recurring revenue and long-term contracts. Our traditional industrial exposure is through Fortive, Xylem and Pentair, which have strong secular tailwinds, such as a decade-long replacement cycle for water technology and infrastructure. We believe this overall sector positioning may serve us well in any market condition, but especially in the event of a downturn.

We added only one new stock in the recent quarter. We initiated a position in Americold Realty Trust, one of the largest cold storage providers for food producers, distributors and retailers. The company is well-positioned to capture potential outsized market share gains with its mission-critical temperature-controlled storage facilities, as they are increasingly integrated into its customers’ supply chains. We were also attracted by Americold’s defensive business model, which is supported by multi-year contracts and highly sticky customer relationships. We believe the company has a long runway for earnings growth, as the company benefits from industry consolidation, operational efficiency gains and strong secular tailwinds.

During the quarter, we exited our position in document storage provider Iron Mountain, primarily due to our concerns about long-term secular pressures on its document storage business and increasing competition in its wholesale data center business.

We’re pleased that our strategy has provided excellent long-term, risk-adjusted results to shareholders. Our upside capture percentage is healthy, especially relative to the Fund’s risk profile. We’re especially pleased that in the down-market years during our portfolio management tenure-2008, 2011, 2015 and 2018 – the Fund handily beat its benchmarks. We will continue to focus on owning responsible, well-managed, increasingly relevant businesses with sustainable competitive advantages. We are confident that this strategy will help the Fund outperform the market over the long term.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Annual Report • 2019

Parnassus Fixed Income Fund

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of December 31, 2019, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $17.05, producing a gain for the year of 9.63% (including dividends). This compares to a gain of 8.72% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 8.70% for the Lipper Core Bond Funds Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For December 31, the 30-day subsidized SEC yield was 1.47%, and the unsubsidized SEC yield was 1.14%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	9.63	3.78	2.88	3.18	0.86	0.68

Parnassus Fixed Income Fund – Institutional Shares	9.82	4.01	3.07	3.28	0.50	0.45

Bloomberg Barclays U.S. Aggregate Bond Index	8.72	4.03	3.05	3.74	NA	NA

Lipper Core Bond Funds Average	8.70	3.80	2.86	3.78	NA	NA

* For this report, we will quote total return to the portfolio, which includes price change and dividends.

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 3.04%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999 3505. As described in the Fund’s current prospectus dated May 1, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.48% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2020, and may be continued indefinitely by the Adviser on a year-to-year basis

Year in Review

Despite pessimistic views and economic headwinds at the beginning of the year, 2019 was the year when everything worked. The Barclays Aggregate Index, the bond market’s most important benchmark, gained 8.72%. Corporate bonds gained 14.48%, long-dated Treasury bonds returned 15.11% and the S&P 500 jumped 31.49%. These are impressive returns for any year, but especially for an economy in its 10th year of expansion. Interestingly, these big gains were almost entirely driven by better sentiment, as corporate profits were unchanged from 2018.

The Parnassus Fixed Income Fund – Investor Shares nicely outperformed the Barclays Aggregate Index for the year, with a gain of 9.63% versus a gain of 8.72% for the index. The Fund also outperformed its Lipper category, Core Bonds, as the peer set gained an average of 8.70%. The Fund’s positive performance was primarily driven by its allocation to winning sectors. Our position in corporate bonds, the best-performing asset category this year, was double that of the Index at 50% versus 25%. While our corporate bond portfolio returns somewhat trailed the performance of the corporates in the Index with a gain of 12.60% versus 14.48%, the substantial overweight allocation overwhelmed this shortfall. As a result, our corporate securities contributed 6.76% to the total return of the Fund versus 3.50% for the Index.

We made the decision at the beginning of 2019 to divest from securitized bonds and use Treasuries as a replacement, given our team’s expertise in corporate research and our focus on ESG. That decision benefitted the Fund during the year, as securitized bonds had the lowest return of the major asset

Annual Report • 2019

categories. Securitized bonds in the Index returned 6.44%, far below corporate bonds at 14.48% and even with Treasuries at 6.83%.

The best-performing corporate securities for the year were also the highest-yielding. Our position in Sempra Energy’s mandatory convertible preferred shares gained a whopping 36.55% and added 46 basis points to the total return.* (One basis point is 1/100th of one percent.) These shares, which pay a 6% coupon and are convertible before January 2021, benefitted from the overall fall in interest rates. As a reminder, preferred shares and mandatory convertible preferred issues are fixed-income instruments because of the fixed dividend payments. The shares also benefitted from company-specific factors, including good financial performance and more clarity about the financial risks from future California wildfires. However, we exited the position in September as our firm moved to a fossil fuel free stance.

Preferred shares issued by Public Storage returned 23.72% over the year and added 28 basis points to the total return. Like the shares issued by Sempra Energy, Public Storage’s 5.15% preferred stock issue benefitted from falling rates overall, making the high coupons offered by preferred stock more attractive.

Bonds issued by Aptiv were our top-performing traditional bond in the year. The company’s 4.25% issue maturing January 15, 2026 gained 15.14% and boosted the total return by 24 basis points. Aptiv supplies high-technology components to auto manufacturers, including infotainment systems, cameras and safety features like lane departure assistance. The company’s content per vehicle is increasing dramatically as consumers demand more technology inside vehicles as well as life-saving safety features. Aptiv is also at the forefront of autonomous driving and will continue to be a major beneficiary as the technology develops and is eventually adopted. Even though global auto production declined over the year, Aptiv saw strong sales growth from its highly relevant products. We are excited about the company’s future growth potential and ability to expand margins as sales grow.

Several Treasury bonds also ranked at the top of our attribution list, with healthy gains from falling yields. As a whole, our Treasury portfolio gained 7.90% versus the Index at 6.83%. Additionally, the Fund had a long-

duration position in Treasuries, which means that we owned more bonds maturing 20-30 years into the future than the Index. This made our portfolio more sensitive to interest rate movements, so our bonds gained more than the Index as rates fell, resulting in a 3.03% return to the Fund from Treasuries versus 2.71% for the Index.

The worst-performing securities in the Fund over the year were all Treasury bonds. While Treasury bonds rallied overall, there was a big dip in rates over the summer, so timing issues impacted the performance of these securities. Two Treasury bonds purchased in August, a 10-year and a 30-year, each removed 3 basis points from the total return as rates rose through the fall. Similarly, a 30-year bond purchased in September lost as rates rose and also detracted 3 basis points from the total return.

Parnassus Fixed Income Fund

As of December 31, 2019

(Percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2019

Outlook and Strategy

In the fourth quarter of 2019, we added two new preferred stock positons. First, we initiated a position in Bank of America’s preferred stock series LL with a set dividend of 5%. The bank has the largest base of consumer deposits in the country, is investing $3 billion annually in new technologies and has consistent cash flow. We believe the preferred stock provides an excellent yield, especially relative to its credit rating of BBB- from S&P. We also participated in the initial offering of Digital Realty’s series L preferred stock with a 5.20% dividend. Digital Realty owns and operates data centers, which are increasingly important as individuals, companies and even things like pumps create data at a hyperbolic rate. While preferred stocks can be more volatile than traditional bonds, we like their characteristics, as interest rates remain very low.

We began 2019 feeling cautious, but also positioned to take advantage of gains in the market. The end of 2018 was tumultuous and with so many uncertainties around trade and Brexit, and the year ahead felt unsure. We begin 2020 feeling cautious again. Some of the old worries remain, such as trade disputes and political disruptions, including Brexit and our upcoming presidential election. However, unlike last year, it’s euphoria in the market that gives us pause. Nearly all asset classes saw huge gains this year, but corporations in the S&P 500 saw almost no profit growth and GDP growth is expected to slow in 2020.

Bad economic news is generally good news for bonds, so if growth slows further than expected this year, our large, long-duration Treasury portfolio should do well. Our Treasury portfolio sits at 50-60% of assets, versus 39.63% for the Index. Further, its duration of 7.24 years versus 6.40 years for the Index should allow it to outperform on falling yields.

Value on December 31, 2019

of $10,000 invested on December 31, 2009

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

We also recognize that this is the least-loved economic expansion in decades—there have been calls for impending recession for nearly eight years. If the economy beats our expectations and corporations improve profitability and cash flow, we expect our overweight position in corporate bonds to benefit. Our corporate portfolio represents 41.49% of the Fund’s assets, whereas corporate securities only account for 25.05% of the Index. Even in a flat rate environment, the Fund would benefit from owning higher-yielding corporate debt over time. That said, our duration in corporate securities is meaningfully shorter than the Index, at 5.50 years versus 7.78 years, which reflects the asset class’s full valuation.

While we expect this upcoming year to be more volatile than the last, we continue to follow our process and to search for yield while balancing risk. Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Portfolio Manager

Annual Report • 2019

Responsible Investment Notes

Fourth Quarter 2019

Parnassus continued its ESG progress in 2019, making significant strides in several areas, most notably extending our fund-level policy of fossil-fuel-free investing to a firmwide mandate. We also launched the Parnassus ESG Stewardship Report to share more information with our investors about our proxy voting record, company engagements and data on the Parnassus Funds.

Parnassus joined several ESG organizations in 2019 that are shaping the conversation in the drive to standardize ESG measurement and disclosure. Two of the most important of these organizations are the Sustainability Accounting Standards Board (SASB) and the Task Force on Climate-related Financial Disclosure (TCFD). SASB has developed financially material, industry-specific sustainability reporting standards to compare the ESG performance of companies relative to others in their industry. TCFD has released a set of voluntary, widely applicable climate disclosure recommendations that companies can use to incorporate climate-related risk assessments into financial reporting, including 10-Ks.

Key Events of the Decade

While 2019 was a great year for the Parnassus Funds, I think it’s important to reflect on the past decade from an ESG perspective. Below are some of the more consequential events that directly or indirectly impacted the funds:

•	2010 brought the explosion on the Deepwater Horizon oil rig and the largest marine oil spill in history with massive environmental consequences and the tragic deaths of 11 workers.

•	Occupy Wallstreet exploded onto the scene in 2011 with its scathing critique of large banking institutions and economic inequality.

•

Following the subprime mortgage crisis, which resulted in the foreclosure of millions of homes, Bank of America Corp., Wells Fargo & Co., JPMorgan Chase & Co., Citigroup Inc. and Ally Financial Inc. agreed to a $25 billion government settlement in 2012 to assist borrowers who improperly lost their homes to foreclosure.

•	In 2014, CVS rebranded itself as CVS Health and committed to phasing out cigarette sales.
•

During 2015, short seller Citron Research released a report on Valeant Pharmaceuticals alleging the company’s specialty pharmacy, Philidor, was using fraudulent tactics to sell Valeant drugs. A steep decline in the company’s stock price ensued, along with a national conversation on unconscionable drug price increases.

•

2016 saw supporters from around the United States join with the Standing Rock Sioux Tribe to protest the construction of the Dakota Access Pipeline – one of a growing number of environmental actions over the decade.

•	Starbucks closed its U.S. stores in 2018 for a day to provide racial sensitivity training to its employees as consumers increasingly pressed companies to address social issues in the workplace.

Companies’ ESG Progress

Against the backdrop of these issues and events, there is good news about companies’ tangible ESG progress. Below are a few highlights from the past decade.

Alphabet (parent of Google) has been carbon neutral for more than a decade now and the company matched 100% of the electricity consumption of its global operations with renewable energy purchases for two consecutive years as of 2018.

A little-known utility in Montana and the Dakotas named MDU Resources has spent the past decade shedding its exposure to fossil fuels. It exited from its exploration and production business, sold its midstream services business and greenfield refinery, and announced that it will be retiring its coal-powered power plants. Steadily, the company has been increasing the amount of its electricity generated from renewables and, as of 2018, MDU sourced 28% of its electricity from wind farms.

On the social front, American Express has been on the Working Mother 100 Best Companies list for more than 25 consecutive years. Working Mother provides a list of the best places to work for women, similar to Fortune’s 100 Best Companies to Work For list. American Express has been recognized for its gender neutral 20-week paid parental leave, parent concierge services, lactation support, assistance with adoption expenses and reproductive services.

Annual Report • 2019

Reasons for Optimism

We are witnessing the rise of the socially conscious investor – and I strongly believe that the next decade in responsible investing will be better than the last. According to The Forum for Sustainable and Responsible Investment, assets managed by U.S. firms that give at least some consideration to ESG issues grew from $178 billion in 2005 to almost $12 trillion in 2018. Much of this growth occurred between 2014 and 2018, boosted by the Principles of Responsible Investing (PRI) signatory initiative. In order to be a PRI signatory, members must adopt and promote the organization’s six ESG principles. The signatory process also includes a mandatory questionnaire, which is a great way for new entrants to understand the different ways to apply ESG into an investment strategy.

I also believe that sustainability standards setters, such as SASB, will continue to make it easier for companies to adopt ESG metrics to track, report and improve their practices. Technology companies, such as Truvalue

Labs, are new entrants into ESG research space, providing big data, artificial intelligence and natural language processing solutions for money managers to leverage. Finally, fund rating organizations, such as Morningstar, are providing sustainability ratings on mutual funds that can be used to assist in confirming money managers’ sustainability strategy claims. For all these reasons, I am confident that responsible investing is headed in the right direction and I am excited to see where the next ten years takes us.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Sincerely,

Iyassu Essayas

Director of ESG Research

Annual Report • 2019

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2019 through December 31, 2019.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period
Parnassus Fund – Investor Shares: Actual*	0.85%	$1,000.00	$1,081.10	$4.46
Hypothetical (5% before expenses)	0.85%	$1,000.00	$1,020.92	$4.33
Parnassus Fund – Institutional Shares: Actual*	0.69%	$1,000.00	$1,081.70	$3.62
Hypothetical (5% before expenses)	0.69%	$1,000.00	$1,021.73	$3.52
Parnassus Core Equity Fund – Investor Shares: Actual*	0.87%	$1,000.00	$1,087.20	$4.58
Hypothetical (5% before expenses)	0.87%	$1,000.00	$1,020.82	$4.43
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.63%	$1,000.00	$1,088.50	$3.32
Hypothetical (5% before expenses)	0.63%	$1,000.00	$1,022.03	$3.21
Parnassus Endeavor Fund – Investor Shares: Actual*	0.95%	$1,000.00	$1,126.50	$5.09
Hypothetical (5% before expenses)	0.95%	$1,000.00	$1,020.42	$4.84
Parnassus Endeavor Fund – Institutional Shares: Actual*	0.72%	$1,000.00	$1,127.60	$3.86
Hypothetical (5% before expenses)	0.72%	$1,000.00	$1,021.58	$3.67
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.99%	$1,000.00	$1,057.10	$5.13
Hypothetical (5% before expenses)	0.99%	$1,000.00	$1,020.21	$5.04
Parnassus Mid Cap Fund – Institutional Shares: Actual*	0.75%	$1,000.00	$1,058.60	$3.89
Hypothetical (5% before expenses)	0.75%	$1,000.00	$1,021.42	$3.82
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.68%	$1,000.00	$1,019.10	$3.46
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.78	$3.47

Annual Report • 2019

	Fund Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period
Parnassus Fixed Income Fund – Institutional Shares: Actual*	0.45%	$1,000.00	$1,020.20	$2.29
Hypothetical (5% before expenses)	0.45%	$1,000.00	$1,022.94	$2.29

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

Annual Report • 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Parnassus Funds and the Parnassus Income Funds

San Francisco, California

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Parnassus Funds (comprised of Parnassus Fund, Parnassus Mid Cap Fund, and Parnassus Endeavor Fund) and the Parnassus Income Funds (comprised of Parnassus Core Equity Fund and Parnassus Fixed Income Fund) (collectively, the “Trusts”), including the portfolios of investments as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund, and the related notes.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Trusts constituting the Parnassus Funds and the Parnassus Income Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these Trusts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered

with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

January 28, 2020

We have served as the Trusts’ auditor since 1987.

Annual Report • 2019

Parnassus Fund

Portfolio of Investments as of December 31, 2019

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.4%)
FedEx Corp.	157,652	23,838,559

Apparel & Luxury Goods (4.5%)
Nike Inc., Class B	198,168	20,076,400
VF Corp.	245,280	24,444,605

		44,521,005

Banks (2.1%)
First Horizon National Corp.	1,277,092	21,148,644

Biotechnology (1.9%)
Gilead Sciences Inc.	290,447	18,873,246

Capital Markets (4.5%)
CME Group Inc.	129,566	26,006,488
Morningstar Inc.	118,661	17,954,596

		43,961,084

Chemicals (6.0%)
Linde plc	143,943	30,645,465
PPG Industries Inc.	217,002	28,967,597

		59,613,062

Communications Equipment (2.8%)
Motorola Solutions Inc.	171,690	27,666,127

Electronic Equipment Instruments (2.7%)
Trimble Inc. [q]	646,590	26,956,337

Equity Real Estate Investment Trusts (3.8%)
AvalonBay Communities Inc.	90,430	18,963,171
Public Storage	85,222	18,148,877

		37,112,048

Food & Staples Retailing (2.8%)
Sysco Corp.	320,666	27,429,770

Food Products (3.9%)
Mondelez International Inc., Class A	706,205	38,897,771

Health Care Equipment (6.0%)
Dentsply Sirona Inc.	554,305	31,368,120
Hologic Inc. [q]	524,856	27,402,732

		58,770,852

Health Care Provider & Services (3.1%)
CVS Health Corp.	415,893	30,896,691

Health Care Technology (3.2%)
Cerner Corp. [q]	434,565	31,892,725

Equities	Shares	Market Value ($)

Insurance (2.5%)
The Progressive Corp.	333,990	24,177,536

Interactive Media & Services (3.6%)
Alphabet Inc., Class A q	26,168	35,049,157

IT Services (3.2%)
Alliance Data Systems Corp.	277,419	31,126,412

Life Sciences Tools & Services (2.2%)
Illumina Inc. [q]	64,590	21,427,087

Machinery (2.4%)
Pentair plc	523,978	24,034,871

Pharmaceuticals (2.8%)
Novartis AG (ADR) [q]	287,322	27,206,520

Professional Services (4.0%)
Thomson Reuters Corp. [l]	557,337	39,905,329

Real Estate Management & Development (1.9%)
The Howard Hughes Corp. [q]	148,085	18,777,178

Road & Rail (1.9%)
Old Dominion Freight Lines Inc.	99,025	18,792,964

Semiconductor Equipment (3.2%)
NVIDIA Corp.	131,873	31,029,717

Snack & Juice Bars (1.8%)
Starbucks Corp.	201,086	17,679,481

Software (13.8%)
Adobe Systems Inc. [q]	66,219	21,839,688
Autodesk Inc. [q]	128,270	23,532,414
Cadence Design Systems Inc [q]	291,143	20,193,678
Guidewire Software Inc. [q]	161,819	17,762,872
Microsoft Corp.	336,267	53,029,306

		136,357,958

Trading Companies & Distributors (2.2%)
Air Lease Corp.	450,589	21,411,989

Wireless Telecom Services (2.7%)
T-Mobile US Inc. [q]	342,834	26,885,042

Total investment in equities (97.9%) (cost $782,566,231)		965,439,162

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Fund

Portfolio of Investments as of December 31, 2019 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	1.65%	01/15/2020	250,000	249,589

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/14/2019 Participating depository institutions: Bank of Weston, par 238,500; City First Bank of D.C., N.A., par 238,500; MainStreet Bank, par 23,000; (cost $496,100)	1.52%	03/12/2020	500,000	496,100

Community Development Loans (0.1%) a
BlueHub Loan Fund	1.00%	04/15/2020	100,000	98,278
BlueHub Loan Fund	1.00%	04/15/2020	100,000	98,278
Root Capital Loan Fund	1.25%	02/01/2020	100,000	99,474
TMC Development Working Solutions	1.00%	05/25/2020	100,000	97,623
Vermont Community Loan Fund	1.00%	10/15/2020	100,000	95,279

				488,932

Time Deposits (1.9%)
BBH Cash Management Service
ANZ, London	1.56%	01/02/2020	18,932,241	18,932,241

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.1%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	1.51%			648,019

Total Short-Term Securities (2.1%) (cost $20,814,881)				20,814,881

Total securities (100.0%) (cost $803,381,112)				986,254,043

Payable upon return of securities loaned (-0.1%)				(648,019)

Other assets and liabilities (0.1%)				568,068

Total net assets (100.0%)				986,174,092

q This security is non-income producing.
l This security, or partial position of this security, was on loan at December 31, 2019. The total value of the securities on loan at December 31, 2019 was $635,046.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as Level 3.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Core Equity Fund

Portfolio of Investments as of December 31, 2019

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.9%)
FedEx Corp.	3,595,783	543,718,347

Apparel & Luxury Goods (3.0%)
VF Corp.	5,677,070	565,776,796

Banks (3.1%)
Bank of America Corp.	16,710,895	588,557,722

Biotechnology (2.5%)
Gilead Sciences Inc.	7,126,932	463,108,041

Capital Markets (4.9%)
Charles Schwab Corp.	6,100,714	290,149,958
CME Group Inc.	3,062,862	614,777,661

		904,927,619

Chemicals (5.9%)
Linde plc	2,785,817	593,100,439
PPG Industries Inc.	3,729,508	497,852,023

		1,090,952,462

Commercial Services & Supplies (2.8%)
Waste Management Inc.	4,551,076	518,640,621

Communications Equipment (2.1%)
Cisco Systems Inc.	7,920,928	379,887,707
Motorola Solutions Inc.	64,435	10,383,056

		390,270,763

Consumer Finance (3.3%)
American Express Co.	4,978,408	619,762,012

Diversified Telecom Services (3.5%)
Verizon Communications Inc.	10,600,349	650,861,429

Electronic Equipment Instruments (1.4%)
Trimble Inc. [q]	6,217,869	259,222,959

Equity Real Estate Investment Trusts (4.2%)
AvalonBay Communities Inc.	830,678	174,193,177
Digital Realty Trust Inc.	2,505,576	300,017,670
Iron Mountain Inc.	5,307,077	169,136,544
Public Storage	713,332	151,911,183

		795,258,574

Food & Staples Retailing (6.2%)
Costco Wholesale Corp.	2,039,927	599,575,344
Sysco Corp.	6,446,727	551,453,027

		1,151,028,371

Equities	Shares	Market Value ($)

Food Products (2.6%)
Mondelez International Inc., Class A	8,757,221	482,347,733

Health Care Equipment (3.6%)
Danaher Corp.	4,346,150	667,047,102

Health Care Providers & Services (2.8%)
CVS Health Corp.	7,139,556	530,397,615

Health Care Technology (2.0%)
Cerner Corp. [q]	5,076,065	372,532,410

Household Products (5.9%)
The Clorox Company	3,838,857	589,418,104
The Procter & Gamble Co.	4,127,978	515,584,452

		1,105,002,556

Interactive Media & Services (2.2%)
Alphabet Inc., Class A q	309,801	414,944,361

IT Services (2.7%)
Mastercard Inc., Class A	1,703,440	508,630,150

Machinery (5.5%)
Deere & Co.	2,165,110	375,126,959
Pentair plc	6,886,659	315,891,048
Xylem Inc.	4,302,734	339,012,412

		1,030,030,419

Media (6.9%)
Comcast Corp., Class A	8,306,893	373,560,978
The Walt Disney Co.	6,295,509	910,519,467

		1,284,080,445

Professional Services (2.9%)
Verisk Analytics Inc.	3,573,873	533,722,194

Semiconductor Equipment (2.2%)
NVIDIA Corp.	1,739,403	409,281,526

Snack & Juice Bars (0.9%)
Starbucks Corp.	1,815,884	159,652,521

Software (10.6%)
Cadence Design Systems Inc. [q]	6,251,344	433,593,220
Microsoft Corp.	7,431,468	1,171,942,503
Synopsys Inc. [q]	2,647,431	368,522,395

		1,974,058,118

Technology Hardware (1.6%)
Apple Inc.	1,025,708	301,199,154

Total investment in equities (98.2%) (cost $13,427,230,773)		18,315,012,020

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Core Equity Fund

Portfolio of Investments as of December 31, 2019 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Providence Bank & Trust	0.50%	09/24/2020	250,000	242,705
Self-Help Federal Credit Union	2.12%	10/16/2020	250,000	242,125

				484,830

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/14/2019 Participating depository institutions: Bank of Weston, par 238,500; Central Savings Bank, par 201,524; City First Bank of D.C., N.A., par 238,500; CUSB Bank, par 50,000; Harford Bank, par 166,909; Illinois National Bank, par 238,500; MainStreet Bank, par 238,500; National Bank of St. Anne, par 238,500; Relyance Bank, par 102,925; Resource Bank, par 51,229; State Bank of Southern Utah, par 234,913; (cost $1,984,396)	1.52%	03/12/2020	2,000,000	1,984,396

Community Development Loans (0.0%) a
BlueHub Loan Fund	1.00%	04/15/2020	100,000	98,278
New Hampshire Community Loan Fund	1.00%	07/31/2020	500,000	482,575
Root Capital Loan Fund	1.25%	02/01/2020	200,000	198,949
TMC Development Working Solutions	1.00%	05/25/2020	100,000	97,623
Vermont Community Loan Fund	1.00%	04/15/2020	100,000	98,278

				975,703

Time Deposits (1.5%)
BBH Cash Management Service
ANZ, London	1.56%	01/02/2020	77,477,702	77,477,702
National Australia Bank, London	1.56%	01/02/2020	200,000,000	200,000,000

				277,477,702

Total Short-Term Securities (1.5%) (cost $280,922,631)				280,922,631

Total securities (99.7%) (cost $13,708,153,404)				18,595,934,651

Other assets and liabilities (0.3%)				63,749,306

Total net assets (100.0%)				18,659,683,957

q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as Level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Endeavor Fund

Portfolio of Investments as of December 31, 2019

Equities	Shares	Market Value ($)

Air Freight & Logistics (0.6%)
Expeditors International of Washington Inc.	300,000	23,406,000

Airlines (3.3%)
Alaska Air Group Inc.	1,850,000	125,337,500

Apparel & Luxury Goods (4.1%)
Hanesbrands Inc.	10,500,000	155,925,000

Biotechnology (5.8%)
Gilead Sciences Inc.	2,600,000	168,948,000
Regeneron Pharmaceuticals Inc. [q]	145,000	54,444,600

		223,392,600

Capital Markets (6.1%)
Charles Schwab Corp.	4,950,000	235,422,000

Communications Equipment (5.4%)
Arista Networks Inc. [q]	37,500	7,627,500
Cisco Systems Inc.	4,200,000	201,432,000

		209,059,500

Consumer Finance (4.8%)
American Express Co.	800,000	99,592,000
Capital One Financial Corp.	825,000	84,900,750

		184,492,750

Electronic Equipment Instruments (0.3%)
IPG Photonics Corp. [q]	70,000	10,144,400

Health Care Equipment (2.2%)
Hologic Inc. [q]	1,600,000	83,536,000

Health Care Products (4.0%)
Perrigo Co. plc	3,000,000	154,980,000

Insurance (2.8%)
The Progressive Corp.	1,475,000	106,775,250

Equities	Shares	Market Value ($)

Interactive Media & Services (1.7%)
Alphabet Inc., Class A q	50,000	66,969,500

IT Services (4.7%)
Alliance Data Systems Corp.	150,000	16,830,000
International Business Machine Corp.	850,000	113,934,000
Mastercard Inc., Class A	160,000	47,774,400

		178,538,400

Life Sciences Tools & Services (2.0%)
Agilent Technologies Inc.	900,000	76,779,000

Machinery (3.7%)
Cummins Inc.	800,000	143,168,000

Retail (4.7%)
The Gap Inc.	10,300,000	182,104,000

Semiconductor Equipment (27.5%)
Applied Materials Inc.	5,300,000	323,512,000
Lam Research Corp.	900,000	263,160,000
Micron Technology Inc. [q]	6,400,000	344,192,000
NVIDIA Corp.	400,000	94,120,000
QUALCOMM Inc.	350,000	30,880,500

		1,055,864,500

Software (0.2%)
Autodesk Inc. [q]	50,000	9,173,000

Technology Hardware (0.8%)
Apple Inc.	100,000	29,365,000

Trading Companies & Distributors (2.2%)
W.W. Grainger Inc.	250,000	84,630,000

Total investment in equities (86.9%) (cost $2,621,656,730)		3,339,062,400

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Endeavor Fund

Portfolio of Investments as of December 31, 2019 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Providence Bank & Trust	0.30%	02/03/2020	250,000	249,069

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/14/2019 Participating depository institutions: Bank Of Weston, par 238,500; City First Bank of D.C., N.A., par 238,500; MainStreet Bank, par 23,000; (cost $496,100)	1.52%	03/12/2020	500,000	496,100

Community Development Loans (0.0%) a
Root Capital Loan Fund	1.25%	02/01/2020	100,000	99,474
TMC Development Working Solutions	1.00%	05/25/2020	100,000	97,623

				197,097

Time Deposits (12.4%)
BBH Cash Management Service
ANZ, London	1.56%	01/02/2020	100,900,974	100,900,974
Banco Santander, Frankfurt	1.56%	01/02/2020	200,000,000	200,000,000
BBVA, Madrid	1.56%	01/02/2020	174,175,325	174,175,325

				475,076,299

Total Short-Term Securities (12.4%) (cost $476,018,565)				476,018,565

Total securities (99.3%) (cost $3,097,675,295)				3,815,080,965

Other assets and liabilities (0.7%)				26,905,415

Total net assets (100.0%)				3,841,986,380

q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as Level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Mid Cap Fund

Portfolio of Investments as of December 31, 2019

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.1%)
Expeditors International of Washington Inc.	1,395,452	108,873,165

Apparel & Luxury Goods (4.0%)
Hanesbrands Inc.	5,988,575	88,930,339
VF Corp.	1,129,292	112,545,241

		201,475,580

Banks (6.7%)
First Horizon National Corp.	8,052,105	133,342,859
First Republic Bank	910,037	106,883,846
Zions Bancorp NA	1,929,449	100,176,992

		340,403,697

Capital Markets (2.0%)
SEI Investments Co.	1,536,696	100,622,854

Chemicals (1.9%)
Axalta Coating Systems Ltd. [q]	3,182,643	96,752,347

Commercial Services & Supplies (4.2%)
Republic Services Inc.	1,888,414	169,258,547
Waste Management Inc.	402,233	45,838,473

		215,097,020

Communications Equipment (3.6%)
Motorola Solutions Inc.	1,143,007	184,184,148

Electronic Equipment Instruments (3.1%)
Trimble Inc. [q]	3,767,971	157,086,711

Electronic Utilities (2.4%)
IDACORP Inc.	1,119,622	119,575,630

Equity Real Estate Investment Trusts (8.2%)
Americold Realty Trust	2,762,278	96,845,467
AvalonBay Communities Inc.	434,641	91,144,218
Digital Realty Trust Inc.	922,206	110,424,946
Public Storage	545,363	116,140,504

		414,555,135

Food & Staples Retailing (5.5%)
Sysco Corp.	637,470	54,529,184
US Foods Holding Corp. [q]	5,325,261	223,075,183

		277,604,367

Food Products (2.1%)
McCormick & Co.	619,597	105,164,199

Equities	Shares	Market Value ($)

Gas Utilities (1.5%)
Northwest Natural Holdings Co.	1,010,476	74,502,395

Health Care Equipment (10.9%)
Dentsply Sirona Inc.	2,643,266	149,582,423
Hologic Inc. [q]	4,013,769	209,558,879
Teleflex Inc.	515,323	193,988,190

		553,129,492

Health Care Technology (3.4%)
Cerner Corp. [q]	2,361,680	173,323,695

Household Products (2.3%)
The Clorox Company	764,602	117,396,991

Insurance (1.3%)
First American Financial Corp.	1,106,058	64,505,303

Internet & Catalog Retail (1.6%)
eBay Inc.	2,301,452	83,105,432

IT Services (3.2%)
Jack Henry & Associates Inc.	1,103,281	160,714,943

Machinery (8.9%)
Fortive Corp.	1,791,116	136,823,351
Pentair plc	3,514,951	161,230,802
Xylem Inc.	1,939,789	152,835,975

		450,890,128

Media (1.9%)
Shaw Communications Inc., Class B [l]	4,848,742	98,380,975

Multi-Utilities (1.8%)
MDU Resources Group Inc.	3,117,568	92,622,945

Professional Services (2.7%)
Verisk Analytics Inc.	938,099	140,095,705

Real Estate Management & Development (1.9%)
The Howard Hughes Corp. [q]	761,442	96,550,846

Retail (3.1%)
Burlington Stores Inc. [q]	687,813	156,841,998

Software (7.0%)
ACI Worldwide Inc. [q]	2,976,283	112,756,481
Cadence Design Systems Inc. [q]	1,286,924	89,261,049
Guidewire Software Inc. [q]	354,318	38,893,487
Synopsys Inc. [q]	814,665	113,401,368

		354,312,385

Total investment in equities (97.3%) (cost $4,207,668,169)		4,937,768,086

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Mid Cap Fund

Portfolio of Investments as of December 31, 2019 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	1.65%	03/27/2020	250,000	247,650
Beneficial State Bank	1.65%	04/25/2020	250,000	246,858
Providence Bank & Trust	0.30%	03/22/2020	250,000	247,759

				742,267

Time Deposits (2.3%)
BBH Cash Management Service
BBH Grand Cayman	1.56%	01/02/2020	114,510,616	114,510,616

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.0%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	1.51%			14,525

Total Short-Term Securities (2.3%) (cost $115,267,408)				115,267,408

Total securities (99.6%) (cost $4,322,935,577)				5,053,035,494

Payable upon return of securities loaned (0.0%)				(14,525)

Other assets and liabilities (0.4%)				21,791,587

Total net assets (100.0%)				5,074,812,556

q This security is non-income producing.
l This security, or partial position of this security, was on loan at December 31, 2019. The total value of the securities on loan at December 31, 2019 was $14,155.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as Level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2019

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)

Banks (0.6%)
Bank of America Corp.	5.00%	09/17/2024	53,847	1,409,714

Equity Real Estate Investment Trusts (1.5%)
Digital Realty Trust Inc.	5.20%	10/10/2024	40,000	1,032,400
Public Storage	5.15%	06/02/2022	91,127	2,371,125

				3,403,525

Total investment in preferred stocks (2.1%) (cost $4,667,847)				4,813,239

Commercial Mortgage-Backed Securities			Principal Amount ($)
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	904,184	922,149
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	464,391	468,367

Total investment in commercial mortgage-backed securities (0.6%) (cost $1,382,756)				1,390,516

Corporate Bonds

Air Freight & Logistics (1.6%)
FedEx Corp.	4.75%	11/15/2045	3,500,000	3,685,979

Airlines (0.4%)
Southwest Air 07-1 Trust	6.15%	08/01/2022	803,758	846,589

Apparel & Luxury Goods (2.2%)
Hanesbrands Inc.	4.63%	05/15/2024	2,000,000	2,109,160
VF Corp.	3.50%	09/01/2021	3,000,000	3,063,393

				5,172,553

Auto Components (1.4%)
APTIV plc	4.25%	01/15/2026	3,000,000	3,229,530

Building Products (1.2%)
Masco Corp.	4.45%	04/01/2025	2,500,000	2,714,357

Capital Markets (1.4%)
Charles Schwab Corp.	3.45%	02/13/2026	3,000,000	3,176,553

Chemicals (1.4%)
Praxair Inc.	3.20%	01/30/2026	2,977,000	3,138,231

Commercial Services & Supplies (1.4%)
Waste Management Inc.	3.50%	05/15/2024	1,500,000	1,576,923
Waste Management Inc.	3.15%	11/15/2027	1,500,000	1,565,278

				3,142,201

Consumer Finance (1.4%)
Mastercard Inc.	3.38%	04/01/2024	3,000,000	3,183,621

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2019 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Containers & Packaging (1.2%)
Sealed Air Corp.	5.25%	04/01/2023	2,500,000	2,662,500

Equity Real Estate Investment Trusts (1.8%)
Iron Mountain Inc.	5.25%	03/15/2028	2,000,000	2,080,000
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,101,450

				4,181,450

Food & Staples Retailing (2.6%)
Costco Wholesale Corp.	3.00%	05/18/2027	3,000,000	3,164,868
Mondelez International Inc.	4.13%	05/07/2028	2,500,000	2,765,262

				5,930,130

Health Care Equipment (2.5%)
Danaher Corp.	3.35%	09/15/2025	3,000,000	3,191,304
Hologic Inc.	4.38%	10/15/2025	2,500,000	2,581,250

				5,772,554

Hotel Restaurant & Leisure (0.9%)
Hilton Worldwide Finance LLC	4.63%	04/01/2025	2,000,000	2,055,000

Household Products (1.1%)
The Clorox Company	3.50%	12/15/2024	2,500,000	2,646,290

Industrial Conglomerates (1.3%)
Pentair Finance SA	3.15%	09/15/2022	3,050,000	3,066,757

Interactive Media & Services (1.1%)
Alphabet Inc.	2.00%	08/15/2026	2,500,000	2,487,577

Machinery (2.5%)
Fortive Corp.	3.15%	06/15/2026	3,000,000	3,070,146
Xylem Inc.	3.25%	11/01/2026	2,500,000	2,588,535

				5,658,681

Media (1.1%)
The Walt Disney Co. l	2.95%	06/15/2027	2,500,000	2,637,800

Multiline Retail (0.9%)
Nordstrom Inc.	4.00%	03/15/2027	2,000,000	2,078,792

Pharmaceuticals (1.2%)
Merck & Co., Inc.	3.40%	03/07/2029	2,500,000	2,708,465

Snack & Juice Bars (1.1%)
Starbucks Corp.	2.45%	06/15/2026	2,500,000	2,536,008

Software (5.2%)
Adobe Systems Inc.	3.25%	02/01/2025	2,500,000	2,641,143
Autodesk Inc.	4.38%	06/15/2025	2,500,000	2,730,523
Cadence Design Systems Inc.	4.38%	10/15/2024	2,500,000	2,669,670
Microsoft Corp.	2.40%	08/08/2026	1,500,000	1,517,768
Microsoft Corp.	4.25%	02/06/2047	2,000,000	2,454,120

				12,013,224

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2019 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Technology Hardware (1.4%)
Apple Inc.	2.85%	02/23/2023	2,000,000	2,057,196
Apple Inc.	4.38%	05/13/2045	1,000,000	1,214,319

				3,271,515

Transportation & Infrastructure (1.1%)
Burlington Northern Santa Fe Corp.	3.85%	09/01/2023	2,500,000	2,654,325

Total investment in corporate bonds (39.4%) (cost $86,641,386)				90,650,682

Supranational Bonds
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,292,812
International Finance Corp.	2.00%	10/24/2022	5,000,000	5,042,400
International Finance Corp.	2.13%	04/07/2026	4,000,000	4,049,680

Total investment in supranational bonds (5.8%) (cost $12,727,595)				13,384,892

U.S. Government Treasury Bonds
U.S. Treasury	1.88%	06/30/2020	2,000,000	2,002,422
U.S. Treasury	2.88%	10/31/2020	2,000,000	2,019,922
U.S. Treasury	2.25%	03/31/2021	3,000,000	3,022,851
U.S. Treasury	2.38%	03/15/2022	3,000,000	3,051,915
U.S. Treasury	1.75%	07/15/2022	3,000,000	3,011,601
U.S. Treasury	1.88%	08/31/2022	2,000,000	2,014,688
U.S. Treasury	2.50%	03/31/2023	2,000,000	2,055,468
U.S. Treasury	2.88%	10/31/2023	3,000,000	3,135,585
U.S. Treasury	2.50%	01/31/2024	2,000,000	2,065,860
U.S. Treasury	2.38%	02/29/2024	2,000,000	2,057,032
U.S. Treasury	2.13%	03/31/2024	3,000,000	3,055,782
U.S. Treasury	1.75%	07/31/2024	3,000,000	3,009,609
U.S. Treasury	1.25%	08/31/2024	2,000,000	1,961,796
U.S. Treasury	2.25%	11/15/2024	3,000,000	3,078,633
U.S. Treasury	1.50%	11/30/2024	2,000,000	1,983,828
U.S. Treasury	2.00%	02/15/2025	3,000,000	3,043,359
U.S. Treasury	2.25%	11/15/2025	3,000,000	3,081,681
U.S. Treasury	2.63%	01/31/2026	2,000,000	2,097,890
U.S. Treasury	2.25%	03/31/2026	2,000,000	2,055,156
U.S. Treasury	1.88%	07/31/2026	4,000,000	4,017,656
U.S. Treasury	2.00%	11/15/2026	3,000,000	3,034,806
U.S. Treasury	1.63%	11/30/2026	2,000,000	1,974,688
U.S. Treasury	2.25%	02/15/2027	2,000,000	2,056,172
U.S. Treasury	2.38%	05/15/2027	3,000,000	3,111,915
U.S. Treasury	2.25%	08/15/2027	3,000,000	3,085,665
U.S. Treasury	2.75%	02/15/2028	3,000,000	3,198,399
U.S. Treasury	2.88%	05/15/2028	3,000,000	3,231,210
U.S. Treasury	2.88%	08/15/2028	3,000,000	3,235,548
U.S. Treasury	3.13%	11/15/2028	4,000,000	4,401,092
U.S. Treasury	2.63%	02/15/2029	2,000,000	2,121,094
U.S. Treasury	2.38%	05/15/2029	3,000,000	3,120,351
U.S. Treasury	1.63%	08/15/2029	4,000,000	3,899,844

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2019 (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
U.S. Treasury	1.75%	11/15/2029	2,000,000	1,971,406
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,400,704
U.S. Treasury	3.13%	11/15/2041	2,000,000	2,272,968
U.S. Treasury	2.50%	02/15/2045	2,000,000	2,045,468
U.S. Treasury	3.00%	08/15/2048	2,000,000	2,258,204
U.S. Treasury	3.00%	02/15/2049	4,000,000	4,524,376
U.S. Treasury	2.88%	05/15/2049	3,000,000	3,315,585
U.S. Treasury	2.25%	08/15/2049	1,000,000	972,813
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,141,730	1,154,534
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,136,930	1,136,322
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,085,110	1,107,214
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,228,310	1,379,853

Total investment in U.S. government treasury bonds (49.0%) (cost $109,070,112)				112,832,965

Total investment in long-term securities (96.9%) (cost $214,489,696)				223,072,294

Short-Term Securities

Time Deposits (1.2%)
BBH Cash Management Service
ANZ, London	1.56%	01/02/2020	2,689,083	2,689,083

U.S. Treasury Bill (1.3%)
U.S. Treasury Bill	0.00%	03/26/2020	3,000,000	2,983,086

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (1.2%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	1.51%			2,673,000

Total Short-Term Securities (3.7%) (cost $8,345,169)				8,345,169

Total securities (100.6%) (cost $222,834,865)				231,417,463

Payable upon return of securities loaned (-1.2%)				(2,673,000)

Other assets and liabilities (0.6%)				1,336,452

Total net assets (100.0%)				230,080,915

l This security, or partial position of this security, was on loan at December 31, 2019. The total value of the securities on loan at December 31, 2019 was $2,616,754.

plc Public Limited Company
LP Limited Partnership
TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Statement of Assets and Liabilities

December 31, 2019

	Parnassus Fund	Parnassus Core Equity Fund

Assets

Investments in stocks and bonds, at market value – Unaffliliated (cost $782,566,231, $13,427,230,773, $2,621,656,730, $4,207,668,169, $214,489,696)	$965,439,162	$18,315,012,020

Investments in short-term securities

(at cost which approximates market value)	20,814,881	280,922,631

Cash	14,903	225,981

Receivables

Investment securities sold	-	38,361,253

Dividends and interest	1,317,152	29,761,064

Capital shares sold	389,822	24,320,532

Other assets	21,848	168,338

Total assets	$987,997,768	$18,688,771,819

Liabilities

Payable upon return of loaned securities	648,019	-

Payable for investment securities purchased	-	-

Capital shares redeemed	324,161	23,597,742

Fees payable to Parnassus Investments	537,715	2,760,340

Accounts payable and accrued expenses	313,781	2,729,780

Total liabilities	$1,823,676	$29,087,862

Net assets	$986,174,092	$18,659,683,957

Net assets consist of

Capital paid-in	796,901,500	13,311,528,740

Total Distributable Earnings	189,272,592	5,348,155,217

Total net assets	$986,174,092	$18,659,683,957

Net asset value and offering per share

Net assets investor shares	$803,731,206	$9,998,994,479

Net assets institutional shares	$182,442,886	$8,660,689,478

Shares outstanding investor shares	15,926,235	212,592,868

Shares outstanding institutional shares	3,617,505	183,875,813

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$50.47	$47.03

Institutional shares	$50.43	$47.10

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Fixed Income Fund

$3,339,062,400	$4,937,768,086	$223,072,294

476,018,565	115,267,408	8,345,169

387,617	117,664	4,706

43,313,101	-	-

1,357,404	7,090,211	1,488,029

3,246,677	19,730,550	63,754

47,750	51,362	15,890

$3,863,433,514	$5,080,025,281	$232,989,842

-	14,525	2,673,000

10,680,511	-	-

6,721,448	1,922,595	70,214

2,958,736	2,605,049	61,650

1,086,439	670,556	104,063

$21,447,134	$5,212,725	$2,908,927

$3,841,986,380	$5,074,812,556	$230,080,915

3,169,836,603	4,333,576,654	223,780,867

672,149,777	741,235,902	6,300,048

$3,841,986,380	$5,074,812,556	$230,080,915

$2,737,804,942	$2,381,822,457	$160,157,881

$1,104,181,438	$2,692,990,099	$69,923,034

71,700,427	66,843,429	9,394,540

28,911,773	75,479,273	4,102,439

$38.18	$35.63	$17.05

$38.19	$35.68	$17.04

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Statement of Operations

Year Ended December 31, 2019

	Parnassus Fund	Parnassus Core Equity Fund

Investment income

Dividends – Unaffiliated	$13,507,933	$271,152,786

Dividends – Affiliated	-	1,056,192

Interest	370,552	8,148,071

Securities lending	32,542	10,057

Other income	-	1,144

Foreign witholding tax	(283,720)	-

Total investment income	$13,627,307	$280,368,250

Expenses

Investment advisory fees	5,813,265	98,972,398

Transfer agent fees

Investor shares	233,613	295,596

Institutional shares	9,508	46,842

Fund administration	299,542	5,403,636

Service provider fees	1,024,577	21,703,442

Reports to shareholders	95,856	1,030,110

Registration fees and expenses	43,852	183,534

Custody fees	20,473	313,368

Overdraft charges	-	-

Professional fees	71,514	288,781

Trustee fees and expenses	17,161	304,193

Proxy voting fees	4,123	4,123

Pricing service fees	5,304	6,184

Other expenses	12,879	191,571

Total expenses	$7,651,667	$128,743,778

Fees waived by Parnassus Investments	-	-

Net expenses	$7,651,667	$128,743,778

Net investment gain	$5,975,640	$151,624,472

Realized and unrealized gain (loss) on investments

Net realized gain from securities transactions – Unaffiliated	51,016,316	1,426,634,007

Net realized gain (loss) from securities transactions – Affiliated	-	167,825,971

Net change in unrealized appreciation of securities – Unaffiliated	183,806,745	2,907,513,985

Net change in unrealized appreciation (depreciation) of securities – Affiliated	-	(185,000,527)

Net realized and unrealized gain on securities	$234,823,061	$4,316,973,436

Net increase in net assets resulting from operations	$240,798,701	$4,468,597,908

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Fixed Income Fund

$61,195,291	$53,810,714	$228,682

-	-	-

5,801,473	3,265,061	6,155,809

40,189	25,187	90,514

-	-	-

-	(522,158)	-

$67,036,953	$56,578,804	$6,475,005

26,559,525	26,923,280	1,105,326

169,503	121,055	63,688

10,330	7,623	3,200

1,265,140	1,202,092	70,897

6,883,205	4,974,888	304,591

364,724	361,257	20,320

226,517	93,504	55,157

79,751	68,372	7,023

-	-	3,187

160,665	89,119	29,842

75,669	62,993	4,517

4,123	4,123	-

5,484	5,454	8,249

57,989	37,080	4,053

$35,862,625	$33,950,840	$1,680,050

(603,973)	(413,767)	(305,569)

$35,258,652	$33,537,073	$1,374,481

$31,778,301	$23,041,731	$5,100,524

117,224,620	170,039,860	565,114

(94,658,084)	-	-

935,948,074	695,768,216	14,212,338

133,757,603	-	-

$1,092,272,213	$865,808,076	$14,777,452

$1,124,050,514	$888,849,807	$19,877,976

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Statement of Changes in Net Assets

December 31, 2019

	Parnassus Fund		Parnassus Core Equity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

Investment income from operations

Net investment income	$5,975,640	$10,906,462	$151,624,472	$178,494,981

Net realized gain from securities transactions	51,016,316	53,831,331	1,594,459,978	1,588,322,958

Net change in unrealized appreciation (depreciation) of securities	183,806,745	(156,193,008)	2,722,513,458	(1,750,538,535)

Increase (decrease) in net assets resulting from operations	$240,798,701	$(91,455,215)	$4,468,597,908	$16,279,404

Net Dividends and Distributions

Investor shares	(32,973,200)	(52,329,362)	(755,650,931)	(751,339,575)

Institutional shares	(7,725,685)	(11,463,287)	(663,599,210)	(606,448,984)

Distributions to shareholders	$(40,698,885)	$(63,792,649)	$(1,419,250,141)	$(1,357,788,559)

Capital share transactions

Investor shares

Proceeds from sale of shares	56,891,576	76,605,377	1,429,175,074	1,107,726,803

Reinvestment of dividends	32,249,144	51,267,989	749,515,864	734,160,955

Shares repurchased	(135,188,844)	(237,211,156)	(2,039,908,236)	(2,829,871,374)

Institutional shares

Proceeds from sale of shares	32,219,310	66,373,040	2,332,522,353	2,217,369,071

Reinvestment of dividends	7,168,595	10,799,556	624,109,217	576,463,190

Shares repurchased	(47,425,183)	(58,103,444)	(2,201,307,385)	(1,863,347,571)

Increase (decrease) in net assets from capital share transactions	(54,085,402)	(90,268,638)	894,106,887	(57,498,926)

Increase (decrease) in net assets	$146,014,414	$(245,516,502)	$3,943,454,654	$(1,399,008,081)

Net Assets

Beginning of year	840,159,678	1,085,676,180	14,716,229,303	16,115,237,384

End of year	$986,174,092	$840,159,678	$18,659,683,957	$14,716,229,303

Shares issued and redeemed

Investor shares

Shares sold	1,191,457	1,616,721	31,445,989	25,481,901

Shares issued through dividend reinvestment	642,306	1,180,329	16,461,350	17,864,692

Shares repurchased	(2,821,183)	(5,010,239)	(44,933,242)	(65,047,143)

Institutional shares

Shares sold	675,568	1,416,961	51,032,786	50,410,117

Shares issued through dividend reinvestment	142,755	249,182	13,677,323	13,995,770

Shares repurchased	(1,012,296)	(1,220,589)	(48,392,534)	(42,996,984)

Net increase (decrease) in shares outstanding

Investor shares	(987,420)	(2,213,189)	2,974,097	(21,700,550)

Institutional shares	(193,973)	445,554	16,317,575	21,408,903

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Parnassus Endeavor Fund		Parnassus Mid Cap Fund		Parnassus Fixed Income Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$31,778,301	$54,837,511	$23,041,731	$22,506,570	$5,100,524	$6,015,492

22,566,536	341,286,408	170,039,860	131,469,840	565,114	(2,832,292)

1,069,705,677	(1,026,216,818)	695,768,216	(356,075,692)	14,212,338	(5,795,128)

$1,124,050,514	$(630,092,899)	$888,849,807	$(202,099,282)	$19,877,976	$(2,611,928)

(21,606,947)	(335,639,516)	(94,889,633)	(66,852,851)	(3,793,250)	(4,489,888)

(11,383,448)	(117,521,066)	(90,118,357)	(40,664,330)	(1,579,710)	(1,600,712)

$(32,990,395)	$(453,160,582)	$(185,007,990)	$(107,517,181)	$(5,372,960)	$(6,090,600)

439,901,455	1,063,025,072	723,944,551	542,007,343	52,266,742	35,061,756

21,222,492	329,640,217	92,426,492	64,318,952	3,722,481	4,399,117

(1,284,896,175)	(2,010,698,864)	(605,369,554)	(680,722,531)	(63,637,812)	(57,606,760)

331,507,877	669,640,268	1,562,499,111	684,718,832	24,626,170	29,452,802

9,393,820	95,610,899	76,761,985	32,980,076	1,412,688	1,427,398

(463,843,985)	(583,705,498)	(305,205,925)	(309,420,110)	(18,320,545)	(18,051,480)

(946,714,516)	(436,487,906)	1,545,056,660	333,882,562	69,724	(5,317,167)

$144,345,603	$(1,519,741,387)	$2,248,898,477	$24,266,099	$14,574,740	$(14,019,695)

3,697,640,777	5,217,382,164	2,825,914,079	2,801,647,980	215,506,175	229,525,870

$3,841,986,380	$3,697,640,777	$5,074,812,556	$2,825,914,079	$230,080,915	$215,506,175

12,974,874	28,522,389	21,196,071	16,884,215	3,102,481	2,180,458

553,390	10,407,109	2,669,559	2,130,749	221,506	275,012

(37,365,002)	(55,976,806)	(17,749,710)	(21,312,825)	(3,803,506)	(3,592,125)

9,606,266	18,227,883	45,016,922	21,482,438	1,466,177	1,837,558

244,950	3,017,252	2,205,775	1,094,122	84,036	89,329

(13,447,983)	(16,460,600)	(8,870,335)	(9,753,816)	(1,109,741)	(1,128,558)

(23,836,738)	(17,047,308)	6,115,920	(2,297,861)	(479,519)	(1,136,655)

(3,596,767)	4,784,535	38,352,362	12,822,744	440,472	798,329

The accompanying notes are an integral part of these financial statements.

Annual Report • 2019

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of five separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund.

2. Significant Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as broker service fees, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Mortgage-backed and asset-backed securities are valued as determined by the pricing services based on methods which include standard inputs and cashflows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit

Annual Report • 2019

Notes to Financial Statements (continued)

enhancements and specific deal information. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.30% to 2.12% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset in the Portfolio of Investments. (securities purchased with cash collateral from securities lending). The related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

Annual Report • 2019

Notes to Financial Statements (continued)

At December 31, 2019, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under the agreement:

Parnassus Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley & Co., LLC	629,112	(629,112)	-
SG Americas Securities, LLC	5,934	(5,934)	-
Total	635,046	(635,046)	-

Parnassus Mid Cap Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Bank of America Securities Inc.	14,155	(14,155)	-
Total	14,155	(14,155)	-

Parnassus Fixed Income Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	2,616,754	(2,616,754)	-
Total	2,616,754	(2,616,754)	-

1 Collateral value of $648,019, $14,525 and $2,673,000 has been received in connection with securities lending agreements for Parnassus Fund, Parnassus Mid Cap Fund and Parnassus Fixed Income Fund, respectively. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the Funds’ financial statements.

As of December 31, 2019, the contractual maturity date is overnight and continuous for the gross obligation of the equity securities on loan in the Parnassus Fund and Parnassus Mid Cap Fund, in the amounts of $648,019 and $14,525, respectively, as well as the corporate securities on loan in the Parnassus Fixed Income Fund in the amount of $2,673,000.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Fund, Parnassus Core Equity Fund and Parnassus Endeavor Fund has entered into an agreement for fund investments through the

Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured; however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Core Equity Fund holds debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s

Annual Report • 2019

Notes to Financial Statements (continued)

investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Funds may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices;

expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not”

Annual Report • 2019

Notes to Financial Statements (continued)

threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the

Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not generally subject to examination by U.S. federal taxing authorities before 2016 or state taxing authorities before 2015.

Tax Matters and Distributions

At December 31, 2019, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Fixed Income Fund
Cost of investment	$803,381,112	$13,707,299,117	$3,108,698,186	$4,322,967,005	$222,903,895
Gross unrealized appreciation	$206,903,427	$5,091,332,573	$824,046,899	$780,813,924	$9,062,625
Gross unrealized depreciation	$(24,030,496)	$(202,697,038)	$(117,664,120)	$(50,745,434)	$(549,057)
Net unrealized appreciation	$182,872,931	$4,888,635,535	$706,382,779	$730,068,490	$8,513,568
Distributable earnings – ordinary income	$25,164,193	$147,570,204	$31,778,301	$30,968,088	$5,222,664
Distributable earnings – long-term capital gains	$23,734,403	$1,593,738,240	$-	$161,548,143	$-
Undistributed earnings – ordinary income	$941,560	$-	$-	$-	$104,852
Undistributed earnings – long-term capital gains	$5,458,099	$459,519,684	$-	$11,167,412	$-

	Parnassus Fund		Parnassus Core Equity Fund		Parnassus Endeavor Fund
Distributions paid from:	2019	2018	2019	2018	2019	2018
Ordinary Income	$24,699,826	$11,292,897	$147,570,204	$177,779,783	$32,990,395	$69,660,725
Long-term capital gains	$15,999,059	$52,499,752	$1,271,679,935	$1,180,008,776	$-	$383,499,857
Total distributions	$40,698,885	$63,792,649	$1,419,250,139	$1,357,788,559	$32,990,395	$453,160,582

	Parnassus Mid Cap Fund		Parnassus Fixed Income Fund
Distributions paid from:	2019	2018	2019	2018
Ordinary Income	$30,968,088	$24,012,804	$5,372,960	$6,090,600
Long-term capital gains	$154,039,902	$83,504,377	$-	$-
Total distributions	$185,007,990	$107,517,181	$5,372,960	$6,090,600

Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2019. Additional permanent book to tax adjustments may be required in subsequent reporting

Annual Report • 2019

Notes to Financial Statements (continued)

periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income,

utilization of equalization and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

Fund	Increase (Decrease) in Total Distributable Earnings	Increase (Decrease) in Aggregate Capital Paid-In
Parnassus Fund	$(2,888,666)	$2,888,666
Parnassus Core Equity Fund	(91,887,176)	91,887,176
Parnassus Endeavor Fund	1,212,094	(1,212,094)
Parnassus Mid Cap Fund	(14,728,770)	14,728,770
Parnassus Fixed Income Fund	(1)	1

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of December 31, 2019, that is valued at fair value on a recurring basis:

Parnassus Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$61,934,200	$-	$-	$61,934,200

Consumer Discretionary	62,200,486	-	-	62,200,486

Consumer Staples	66,327,541	-	-	66,327,541

Financials	89,287,263	-	-	89,287,263

Health Care	189,067,121	-	-	189,067,121

Industrials	127,983,713	-	-	127,983,713

Information Technology	253,136,550	-	-	253,136,550

Materials	59,613,062	-	-	59,613,062

Real Estate	55,889,226	-	-	55,889,226

Short-Term Investments	19,580,260	-	1,234,621	20,814,881
Total	$985,019,422	$-	$1,234,621	$986,254,043

Parnassus Core Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$2,349,886,235	$-	$-	$2,349,886,235

Consumer Discretionary	725,429,317	-	-	725,429,317

Consumer Staples	2,738,378,660	-	-	2,738,378,660

Financials	2,113,247,352	-	-	2,113,247,352

Health Care	2,033,085,169	-	-	2,033,085,169

Industrials	2,626,111,581	-	-	2,626,111,581

Information Technology	3,842,662,670	-	-	3,842,662,670

Materials	1,090,952,462	-	-	1,090,952,462

Real Estate	795,258,574	-	-	795,258,574

Short-Term Investments	277,477,702	-	3,444,929	280,922,631
Total	$18,592,489,722	$-	$3,444,929	$18,595,934,651

Annual Report • 2019

Notes to Financial Statements (continued)

Parnassus Endeavor Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$66,969,500	$-	$-	$66,969,500

Consumer Discretionary	338,029,000	-	-	338,029,000

Financials	526,690,000	-	-	526,690,000

Health Care	538,687,600	-	-	538,687,600

Industrials	376,541,500	-	-	376,541,500

Information Technology	1,492,144,800	-	-	1,492,144,800

Short-Term Investments	475,076,299	-	942,266	476,018,565
Total	$3,814,138,699	$-	$942,266	$3,815,080,965

Parnassus Mid Cap Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$98,380,975	$-	$-	$98,380,975

Consumer Discretionary	441,423,010	-	-	441,423,010

Consumer Staples	500,165,557	-	-	500,165,557

Financials	505,531,853	-	-	505,531,853

Health Care	726,453,188	-	-	726,453,188

Industrials	914,956,018	-	-	914,956,018

Information Technology	856,298,187	-	-	856,298,187

Materials	96,752,347	-	-	96,752,347

Real Estate	511,105,981	-	-	511,105,981

Utilities	286,700,970	-	-	286,700,970

Short-Term Investments	114,525,141	-	742,267	115,267,408
Total	$5,052,293,227	$-	$742,267	$5,053,035,494

Parnassus Fixed Income Fund

Investment Securities	Level 1	Level 2	Level 3	Total

Preferred Stock	$4,813,239	$-	$-	$4,813,239

Commercial Mortgage-Backed Securities	-	1,390,516	-	1,390,516

Corporate Bonds	-	90,650,682	-	90,650,682

Supranational Bonds	-	13,384,892	-	13,384,892

U.S. Government Treasury Bonds	-	112,832,965	-	112,832,965

Short-Term Investments	5,362,083	2,983,086	-	8,345,169
Total	$10,175,322	$221,242,141	$-	$231,417,463

Annual Report • 2019

Notes to Financial Statements (continued)

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of December 31, 2019:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund
	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans

Balance as of December 31, 2018	$1,234,533	$10,816,249	$942,149	$742,330

Discounts/premiums amortization	88	128,680	117	(63)

Purchases	1,250,000	11,000,000	950,000	750,000

Sales	(1,250,000)	(18,500,000)	(950,000)	(750,000)
Balance as of December 31, 2019	$1,234,621	$3,444,929	$942,266	$742,267

Quantitative information about Level 3 fair value measurement:

	Fair Value at December 31, 2019	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Fund
Certificates of Deposit	$745,689	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$488,932	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Core Equity Fund
Certificates of Deposit	$2,469,226	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$975,703	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus E ndeavor Fund
Certificates of Deposit	$745,169	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$197,097	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Fund
Certificates of Deposit	$742,267	Liquidity Discount	Discount for Lack of Marketability	4%

Annual Report • 2019

Notes to Financial Statements (continued)

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Fund	$-	$398,312,904	$-	$492,683,189
Parnassus Core Equity Fund	-	6,090,245,934	206,402,644	6,356,914,084
Parnassus Endeavor Fund	-	2,045,456,360	233,904,519	3,225,946,355
Parnassus Mid Cap Fund	-	2,410,780,847	-	1,025,338,907
Parnassus Fixed Income Fund	-	114,901,629	-	119,106,851

The above includes purchases and sales of U.S. Government securities in the amount of $96,446,914 and $24,562,266, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. Parnassus Endeavor Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next

$300,000,000 and 0.70% of the amount above $500,000,000. For the year ended December 31, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of the net assets of the Parnassus Fund – Investor Shares and to 0.71% of the net assets of the Parnassus Fund – Institutional Shares, 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.75% of net assets for the Parnassus Endeavor Fund Institutional Shares, 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.77% of net assets for the Parnassus Mid Cap Fund – Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2019,

Annual Report • 2019

Notes to Financial Statements (continued)

Parnassus Investments has contractually agreed to limit total operating expenses to 0.87% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.65% of net assets for the Parnassus Core Equity Fund – Institutional Shares and 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.48% of net assets for the Parnassus Fixed Income Fund – Institutional Shares.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Endeavor Fund and Parnassus Mid Cap Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Core Equity Fund and Parnassus Fixed Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets at the following annual rates: 0.08% of the first $500,000,000, 0.07% of the next $500,000,000 and 0.03% of the amount above $1,000,000,000. The fund administration services fee was 0.03% of average net assets under this new agreement for the year ended December 31, 2019.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Parnassus Funds – Investor Shares may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Funds – Institutional Shares do not incur service provider fees.

10. Investments in affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a Fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2019, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at a level below 5%.

A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2019 is set forth below.

	Beginning shares as of January 1, 2019	Shares purchased	Shares sold	Ending shares as of December 31, 2019	Market Value of affiliates at December 31, 2019	Net realized gain (loss) at December 31, 2019	Net unrealized appreciation (depreciation) at December 31, 2019	Dividend Income at December 31, 2019

Parnassus Core Equity Fund

Name of Company:

WD-40 Co.	1,220,000	-	1,220,000	-	$-	$167,825,971	$(185,000,527)	$1,056,192
Total Affiliates					$-	$167,825,971	$(185,000,527)	$1,056,192

Parnassus Endeavor Fund

Name of Company:

Mattel Inc.	19,500,000	-	19,500,000	-	$-	$(94,658,084)	$133,755,603	$-
Total Affiliates					$-	$(94,658,084)	$133,755,603	$-

Annual Report • 2019

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Fund – Investor Shares
2019	$40.54	$0.29	$11.77	$12.06	$(1.28)	$(0.85)	$(2.13)
2018	48.27	0.50	(5.01)	(4.51)	(0.54)	(2.68)	(3.22)
2017	44.97	0.46	6.68	7.14	(0.45)	(3.39)	(3.84)
2016	40.46	0.37	5.06	5.43	(0.36)	(0.56)	(0.92)
2015	48.09	0.32	(0.01)	0.31	(1.78)	(6.16)	(7.94)
Parnassus Fund – Institutional Shares
2019	40.52	0.37	11.75	12.12	(1.36)	(0.85)	(2.21)
2018	48.25	0.58	(5.02)	(4.44)	(0.61)	(2.68)	(3.29)
2017	44.95	0.54	6.67	7.21	(0.52)	(3.39)	(3.91)
2016	40.45	0.43	5.06	5.49	(0.43)	(0.56)	(0.99)
For the period ended December 31, 2015(d)	49.44	0.28	(1.27)	(0.99)	(1.84)	(6.16)	(8.00)
Parnassus Core Equity Fund – Investor Shares
2019	38.99	0.36	11.45	11.81	(0.34)	(3.43)	(3.77)
2018	42.67	0.45	(0.38)	0.07	(0.44)	(3.31)	(3.75)
2017	39.29	0.45	5.98	6.43	(0.55)	(2.50)	(3.05)
2016	36.97	0.39	3.42	3.81	(0.40)	(1.09)	(1.49)
2015	40.69	0.40	(0.56)	(0.16)	(0.80)	(2.76)	(3.56)
Parnassus Core Equity Fund – Institutional Shares
2019	39.05	0.46	11.47	11.93	(0.45)	(3.43)	(3.88)
2018	42.73	0.55	(0.37)	0.18	(0.55)	(3.31)	(3.86)
2017	39.35	0.55	5.98	6.53	(0.65)	(2.50)	(3.15)
2016	37.03	0.48	3.41	3.89	(0.48)	(1.09)	(1.57)
2015	40.75	0.50	(0.58)	(0.08)	(0.89)	(2.75)	(3.64)
Parnassus Endeavor Fund – Investor Shares
2019	28.87	0.25	9.36	9.61	(0.30)	-	(0.30)
2018	37.18	0.38	(5.13)	(4.75)	(0.52)	(3.04)	(3.56)
2017	32.99	0.34	6.20	6.54	(0.77)	(1.58)	(2.35)
2016	28.07	0.19	5.80	5.99	(0.32)	(0.75)	(1.07)
2015	29.95	0.17	0.83	1.00	(0.87)	(2.01)	(2.88)
Parnassus Endeavor Fund – Institutional Shares
2019	28.89	0.34	9.36	9.70	(0.40)	-	(0.40)
2018	37.21	0.46	(5.13)	(4.67)	(0.61)	(3.04)	(3.65)
2017	33.01	0.41	6.21	6.62	(0.84)	(1.58)	(2.42)
2016	28.06	0.24	5.83	6.07	(0.37)	(0.75)	(1.12)
For the period ended December 31, 2015(d)	31.03	0.16	(0.20)	(0.04)	(0.92)	(2.01)	(2.93)

Annual Report • 2019

Net Asset Value End of Year	Total Overall Return		Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$50.47	29.82%		$803,731	0.84%		0.84%		0.60%		43.61%
40.54	(9.73)		685,715	0.85		0.85		1.06		47.26
48.27	16.08		923,262	0.84		0.84		0.96		37.45
44.97	13.46		775,818	0.86		0.86		0.90		41.70
40.46	0.26		708,944	0.84		0.84		0.64		68.52

50.43	29.98		182,443	0.68		0.68		0.76		43.61
40.52	(9.57)		154,445	0.69		0.69		1.21		47.26
48.25	16.25		162,414	0.69		0.69		1.11		37.45
44.95	13.59		78,313	0.71		0.71		1.04		41.70
40.45	(2.37	)(e)	45,941	0.70	(f)	0.70	(f)	0.90	(f)	42.95	(e)

47.03	30.69		9,998,994	0.86		0.86		0.78		36.88
38.99	(0.18)		8,172,571	0.87		0.87		1.03		31.43
42.67	16.58		9,870,059	0.87		0.87		1.09		24.52
39.29	10.41		10,200,768	0.87		0.87		1.03		22.89
36.97	(0.55)		8,368,394	0.88		0.88		1.03		26.90

47.10	30.96		8,660,689	0.63		0.63		1.02		36.88
39.05	0.05		6,543,658	0.63		0.63		1.24		31.43
42.73	16.81		6,245,179	0.64		0.64		1.31		24.52
39.35	10.61		4,597,160	0.66		0.66		1.25		22.89
37.03	(0.34)		3,554,007	0.67		0.67		1.25		26.90

38.18	33.29		2,737,805	0.97		0.95		0.73		57.29
28.87	(13.49)		2,758,361	0.95		0.95		1.04		70.96
37.18	19.81		4,185,857	0.92		0.92		0.94		43.21
32.99	21.42		2,507,515	0.97		0.95		0.64		34.08
28.07	3.25		1,325,765	0.98		0.95		0.56		63.23

38.19	33.57		1,104,181	0.71		0.71		0.97		57.29
28.89	(13.25)		939,280	0.72		0.72		1.25		70.96
37.21	20.03		1,031,525	0.72		0.72		1.12		43.21
33.01	21.68		295,317	0.74		0.74		0.80		34.08
28.06	(0.22	)(e)	46,806	0.75	(f)	0.75	(f)	0.80	(f)	42.60	(e)

Annual Report • 2019

Financial Highlights (continued)

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Mid Cap Fund – Investor Shares
2019	$28.86	$0.17	$8.08	$8.25	$(0.18)	$(1.30)	$(1.48)
2018	32.07	0.23	(2.32)	(2.09)	(0.22)	(0.90)	(1.12)
2017	28.87	0.26	4.29	4.55	(0.48)	(0.87)	(1.35)
2016	25.56	0.21	3.90	4.11	(0.11)	(0.69)	(0.80)
2015	27.40	0.21	(0.41)	(0.20)	(0.18)	(1.46)	(1.64)
Parnassus Mid Cap Fund – Institutional Shares
2019	28.90	0.27	8.07	8.34	(0.26)	(1.30)	(1.56)
2018	32.11	0.31	(2.33)	(2.02)	(0.29)	(0.90)	(1.19)
2017	28.90	0.34	4.29	4.63	(0.55)	(0.87)	(1.42)
2016	25.57	0.27	3.89	4.16	(0.14)	(0.69)	(0.83)
For the period ended December 31, 2015(d)	27.58	0.20	(0.52)	(0.32)	(0.23)	(1.46)	(1.69)
Parnassus Fixed Income Fund – Investor Shares
2019	15.92	0.37	1.15	1.52	(0.39)	-	(0.39)
2018	16.54	0.42	(0.61)	(0.19)	(0.43)	-	(0.43)
2017	16.42	0.37	0.14	0.51	(0.39)	-	(0.39)
2016	16.44	0.34	0.06	0.40	(0.36)	(0.06)	(0.42)
2015	16.66	0.33	(0.21)	0.12	(0.33)	(0.01)	(0.34)
Parnassus Fixed Income Fund – Institutional Shares
2019	15.92	0.41	1.14	1.55	(0.43)	-	(0.43)
2018	16.54	0.46	(0.61)	(0.15)	(0.47)	-	(0.47)
2017	16.41	0.41	0.14	0.55	(0.42)	-	(0.42)
2016	16.44	0.38	0.04	0.42	(0.39)	(0.06)	(0.45)
For the period ended December 31, 2015(d)	16.75	0.24	(0.30)	(0.06)	(0.24)	(0.01)	(0.25)

Annual Report • 2019

Net Asset Value End of Year	Total Overall Return		Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$35.63	28.75%		$2,381,822	1.01%		0.99%		0.48%		28.27%
28.86	(6.64)		1,752,821	1.02		0.99		0.71		31.52
32.07	15.79		2,021,276	1.01		0.99		0.83		33.27
28.87	16.07		1,490,587	1.01		0.99		0.75		18.81
25.56	(0.87)		543,251	1.07		0.99		0.77		58.01

35.68	29.02		2,692,990	0.75		0.75		0.77		28.27
28.90	(6.39)		1,073,093	0.75		0.75		0.95		31.52
32.11	16.04		780,372	0.75		0.75		1.09		33.27
28.90	16.28		285,182	0.80		0.80		0.95		18.81
25.57	(1.30	)(e)	11,397	0.77	(f)	0.77	(f)	1.12	(f)	34.04	(e)

17.05	9.63		160,158	0.87		0.68		2.22		53.98
15.92	(1.12)		157,213	0.86		0.68		2.64		46.43
16.54	3.10		182,161	0.82		0.68		2.25		38.48
16.42	2.42		193,440	0.80		0.68		2.04		39.47
16.44	0.70		182,130	0.79		0.68		1.98		35.80

17.04	9.82		69,923	0.45		0.45		2.44		53.98
15.92	(0.89)		58,293	0.45		0.45		2.90		46.43
16.54	3.37		47,365	0.47		0.47		2.46		38.48
16.41	2.55		20,733	0.49		0.49		2.22		39.47
16.44	(0.35	)(e)	7,731	0.49	(f)	0.49	(f)	2.14	(f)	24.24	(e)

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Mid Cap Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.77% for the Parnassus Mid Cap Fund – Institutional Shares and 0.48% for the Parnassus Fixed Income Fund – Institutional Shares.

(d) The Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund – Institutional Shares, the Parnassus Mid Cap Fund – Institutional Shares and the Parnassus Fixed Income Fund – Institutional Shares commenced operations on April 30, 2015, and the period shown is from April 30, 2015 through December 31, 2015.

(e) Not annualized for periods less than one year.

(f) Annualized.

Annual Report • 2019

Additional Information (unaudited)

Board of Trustees and Officers

	Independent Trustees§			Interested Trustee†
Name	Alecia A. DeCoudreaux	Donald J. Boteler	Kay Yun	Jerome L. Dodson
Age	65	71	56	76
Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105
Position(s) Held with Funds	Lead Independent Trustee	Trustee, Audit Committee Chairman	Trustee	Chairman of the Board and Trustee
Term of Office and Length of Service	Indefinite.* Since 2013.	Indefinite.* Since 2012.	Indefinite.* Since 2017.	Indefinite. As Trustee, since 1992 for Parnassus Income Funds and since 1984 for the Parnassus Funds. As Chairman of the Board since 2017. President of the Parnassus Funds and the Parnassus Income Funds from their inceptions to 2017. Director of Parnassus Investments since 1984. Chief Executive Officer of Parnassus Investments from 1984 to 2018. President of Parnassus Investments from 1984 to 2017.
Principal Occupation(s) During Past 5 Years	Director of CVS Health Corporation since 2015. President of Mills College from 2011 to 2016. Trustee Emerita of Wellesley College, Honorary Director of the Indiana University Foundation and Emerita Board Member of the Indiana University School of Law Board of Visitors.	Independent Trustee, FAM Funds, since 2012. Previously employed by Investment Company Institute from 1986 to 2012, serving as Vice President, Operations & Continuing Education from 1993 to 2012.	Partner and Chief Financial Officer at Health Evolution Partners in San Francisco since 2007. Currently a trustee at both the American Conservatory Theater and the San Francisco University High School.	Portfolio Manager of Parnassus Investments since 1984. Director of Parnassus Investments since 1984. Chief Executive Officer of Parnassus Investments from 1984 to 2018. President of Parnassus Investments from 1984 to 2017.
Portfolios in the Fund Complex Overseen by Trustee	Five	Five	Five	Five
Other Directorships Held by Trustee	CVS Health Corporation	FAM Funds	None	None

§ “Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

† An “interested” Trustee is a Trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

* Subject to the mandatory retirement age for independent Trustees.

Additional information about the Funds’ Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and

Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

Annual Report • 2019

Additional Information (unaudited) (continued)

Board of Trustees and Officers (continued)

Officers§
Name	Benjamin E. Allen	Marc C. Mahon	Todd C. Ahlsten	John V. Skidmore II	Downey H. Blount
Age	42	42	47	54	49
Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105
Position(s) Held with Funds	President	Executive Vice President and Treasurer	Vice President	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Assistant Secretary
Term of Office and Length of Service	Indefinite. President since 2017. Principal Executive Officer since 2018.	Indefinite. Since 2007. Executive Vice President since 2017.	Indefinite. Since 2001.	Indefinite. Since 2008.	Indefinite. Since 2015.
Principal Occupation(s) During Past 5 Years	Chief Executive Officer of Parnassus Investments since 2018. President of Parnassus Investments since 2017. Co-Portfolio Manager of Parnassus Core Equity Fund since 2012. Director of Research at Parnassus Investments from 2007 to 2013.	Chief Operating Officer of Parnassus Investments since 2018. Chief Financial Officer of Parnassus Investments since 2007.	Portfolio Manager of Parnassus Core Equity Fund since 2001. Chief Investment Officer of Parnassus Investments since 2007.	Chief Compliance Officer of Parnassus Investments since 2008.	Deputy Chief Compliance Officer of Parnassus Investments since January 1, 2019. Chief Compliance Officer of Parnassus Funds Distributor from 2015 to March 2019. Senior Compliance Officer of Parnassus Investments from 2014 through 2018.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Securities and Exchange Commission’s web site at http://www.sec.gov. The Funds publish their entire portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). This information is available to anyone who visits the website and is updated on or about ten business days following the end of each month. Holdings information will remain on the website until updated for the subsequent time period.

Annual Report • 2019

Additional Information (unaudited) (continued)

Federal Income Tax Information

For the year ended December 31, 2019, the following percentages of ordinary income distributed by the

Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

Fund	QDI	DRD
Parnassus Fund	50.23%	50.23%
Parnassus Core Equity Fund	100.00%	100.00%
Parnassus Endeavor Fund	100.00%	100.00%
Parnassus Mid Cap Fund	100.00%	100.00%
Parnassus Fixed Income Fund	3.13%	3.13%

Annual Report • 2019

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Annual Report • 2019

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Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

Deloitte and Touche LLP

555 Mission Street

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

       Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com/gopaperless

       If you do not hold your account directly with Parnassus, please contact the firm that holds your account to inquire about electronic delivery.

1 Market Street, Suite 1600 San Francisco, CA 94105    |    (800) 999-3505    |    www.parnassus.com

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2019. During the fiscal year ending December 31, 2019 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds and the Parnassus Income Funds determined that Don Boteler, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Boteler’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. Donald Boteler serves as Trustee of the Parnassus Funds Trust and the Parnassus Income Funds Trust. He retired in March of 2012 from the Investment Company Institute (ICI), the U.S. mutual fund industry’s national trade association in Washington, D.C., where he had worked since 1986 and had served as Vice President of Industry Operations from 1993 until his retirement. Mr. Boteler also served as Director of Fund Accounting and Compliance from 1986 to 1993. From 2009 to 2011, he served on the Advisory Council of the International Accounting Standards Board in London. Prior to his ICI career, he served in various roles as a member of the staff of the U.S. Securities and Exchange Commission and the U.S. Department of Labor. Mr. Boteler has been a trustee of the Fenimore Asset Management (FAM) Funds since 2012. Mr. Boteler received his bachelor’s degree in economics and accounting from the University of Maryland and is a member of the American Institute of Certified Public Accountants.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2018 and 2019 were $177,972 and $158,991 respectively and the Parnassus Income Funds fiscal year ended December 31, 2018 and 2019 were $139,328 and $139,914 respectively.

(b) Audit-Related Fees

There were no aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2018 and 2019 were $22,789 and $23,561 respectively and the Parnassus Income Funds fiscal years ended December 31, 2018 and 2019 were $13,266 and $15,707 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows: The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $— and $— for the Parnassus Funds fiscal years ended December 31, 2018 and 2019, respectively and $— and $— for the Parnassus Income Funds fiscal years ended December 31, 2018 and 2019, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 7, 2020	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 7, 2020

	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Date: February 7, 2020

	By:	/s/ Marc C. Mahon
Marc C. Mahon
Principal Financial Officer